SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Voya Asia Pacific High Dividend Equity Income Fund

Voya Emerging Markets High Dividend Equity Fund

Voya Global Advantage and Premium Opportunity Fund

Voya Global Equity Dividend and Premium Opportunity Fund

Voya International High Dividend Equity Income Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Voya Asia Pacific High Dividend Equity Income Fund

(formerly, ING Asia Pacific High Dividend Equity Income Fund)

Voya Emerging Markets High Dividend Equity Fund

(formerly, ING Emerging Markets High Dividend Equity Fund)

Voya Global Advantage and Premium Opportunity Fund

(formerly, ING Global Advantage and Premium Opportunity Fund)

Voya Global Equity Dividend and Premium Opportunity Fund

(formerly, ING Global Equity Dividend and Premium Opportunity Fund)

Voya International High Dividend Equity Income Fund

(formerly, ING International High Dividend Equity Income Fund)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

December 15, 2014

Dear Shareholder:

On behalf of the Boards of Trustees (collectively, the “Board”) of Voya Asia Pacific High Dividend Equity Income Fund, Voya Emerging Markets High Dividend Equity Fund, Voya Global Advantage and Premium Opportunity Fund, Voya Global Equity Dividend and Premium Opportunity Fund, and Voya International High Dividend Equity Income Fund (each a “Fund,” and collectively, the “Funds”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of the Funds. The Special Meeting is scheduled for 1:00 p.m., Local time, on February 10, 2015, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, shareholders of the Funds will be asked to approve new sub-advisory and sub-sub-advisory agreements, as applicable, with ING Investment Management Advisors B.V. (“IIMA”). These sub-advisory and sub-sub-advisory agreements arise in connection with a plan for NN Group N.V., the indirect parent company of IIMA, to separate from its ultimate parent, ING Groep N.V.

Formal notice of the Special Meeting appears on the next page, followed by the proxy statement (the “Proxy Statement”). The Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. After careful consideration, the Board recommends that you vote “FOR” the Proposals.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than February 9, 2015.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

Voya Asia Pacific High Dividend Equity Income Fund

(formerly, ING Asia Pacific High Dividend Equity Income Fund)

Voya Emerging Markets High Dividend Equity Fund

(formerly, ING Emerging Markets High Dividend Equity Fund)

Voya Global Advantage and Premium Opportunity Fund

(formerly, ING Global Advantage and Premium Opportunity Fund)

Voya Global Equity Dividend and Premium Opportunity Fund

(formerly, ING Global Equity Dividend and Premium Opportunity Fund)

Voya International High Dividend Equity Income Fund

(formerly, ING International High Dividend Equity Income Fund)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Scheduled for February 10, 2015

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of Voya Asia Pacific High Dividend Equity Income Fund, Voya Emerging Markets High Dividend Equity Fund, Voya Global Advantage and Premium Opportunity Fund, Voya Global Equity Dividend and Premium Opportunity Fund, and Voya International High Dividend Equity Income Fund (each a “Fund,” and collectively, the “Funds”) is scheduled for 1:00 p.m., Local time, on February 10, 2015 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) has announced its intention to divest NN Group N.V. (“NN Group”), a majority-owned subsidiary of ING Groep and an indirect parent company of ING Investment Management Advisors B.V. (“IIMA”), either a sub-adviser or sub-sub-adviser to each of the Funds (such divestment, the “NN Group Separation Plan”). ING Groep began the process of divesting its shares of NN Group with a public and private offering of approximately 32% of the ordinary shares of NN Group in July 2014. ING Groep has announced that it intends to divest more than 50% of its shareholding in NN Group before December 31, 2015, and the remaining interest before December 31, 2016. While the base case for the remainder of the NN Group Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, future divestments may take the form of public or private offerings, and may take place by means of a sale to a single buyer or group of buyers.

The Funds are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any sub-advisory or sub-sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser, sub-adviser, or sub-sub-adviser, or the parent company of such an entity. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the NN Group Separation Plan will be deemed a Change of Control Event for IIMA. To ensure that IIMA may continue to provide sub-advisory and sub-sub-advisory services to the Funds without interruption, a shareholder meeting is called to approve new sub-advisory and sub-sub-advisory agreements.

At the Special Meeting, shareholders will be asked:

1.	To approve a new sub-advisory agreement between Voya Investments, LLC (“Voya Investments”) and IIMA with respect to Voya Asia Pacific High Dividend Equity Income Fund, Voya Emerging Markets High Dividend Equity Fund, Voya Global Advantage and Premium Opportunity Fund, and Voya Global Equity Dividend and Premium Opportunity Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the NN Group Separation Plan;

2.	To approve a new sub-sub-advisory agreement between Voya Investment Management Co. LLC (“Voya IM”) and IIMA with respect to Voya International High Dividend Equity Income Fund, and to approve, under certain circumstances, any future sub-sub-advisory agreements prompted by Change of Control Events that occur as part of the NN Group Separation Plan; and

3.	To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed proxy statement (the “Proxy Statement”) carefully for information concerning the Proposals to be placed before the Special Meeting. The Boards of Trustees of the Funds recommend that you vote “FOR” the Proposals.

Shareholders of record as of the close of business on November 12, 2014, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement.

Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than February 9, 2015, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the applicable Fund or by voting in person at the Special Meeting.

By Order of the Boards of Trustees

Huey P. Falgout, Jr.
Secretary

December 15, 2014

PROXY STATEMENT

December 15, 2014

Voya Asia Pacific High Dividend Equity Income Fund

(formerly, ING Asia Pacific High Dividend Equity Income Fund)

Voya Emerging Markets High Dividend Equity Fund

(formerly, ING Emerging Markets High Dividend Equity Fund)

Voya Global Advantage and Premium Opportunity Fund

(formerly, ING Global Advantage and Premium Opportunity Fund)

Voya Global Equity Dividend and Premium Opportunity Fund

(formerly, ING Global Equity Dividend and Premium Opportunity Fund)

Voya International High Dividend Equity Income Fund

(formerly, ING International High Dividend Equity Income Fund)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Special Meeting of Shareholders
Scheduled for February 10, 2015

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on February 10, 2015
This Proxy Statement and Notice of Special Meeting of Shareholders are available at: www.proxyvote.com/voya

Introduction

Voya Asia Pacific High Dividend Equity Income Fund (“IAE”)

Voya Global Equity Dividend and Premium Opportunity Fund (“IGD”)

Voya Emerging Markets High Dividend Equity Fund (“IHD”)

Voya International High Dividend Equity Income Fund (“IID”)

Voya Global Advantage and Premium Opportunity Fund (“IGA”)

(each a “Fund,” and collectively, the “Funds”)

What is happening?

Shareholders of each Fund, except IID, are asked to approve a new sub-advisory agreement between Voya Investments, LLC (“Voya Investments” or “Adviser”), the investment adviser to the Funds, and ING Investment Management Advisors B.V. (“IIMA”) a sub-adviser to the Funds. Shareholders of IID are asked to approve a new sub-sub-advisory agreement between Voya Investment Management Co. LLC (“Voya IM”), the sub-adviser to IID, and IIMA, the sub-sub-adviser to IID. These approvals are being sought in anticipation of the automatic termination of the existing sub-advisory and sub-sub-advisory agreements as a result of the divestment of IIMA’s indirect parent company by ING Groep N.V. (“ING Groep”).

Pursuant to an agreement with the European Commission, ING Groep has announced its intention to divest NN Group N.V. (“NN Group”), a majority-owned subsidiary of ING Groep and an indirect parent company of IIMA (such divestment, the “NN Group Separation Plan”). IIMA serves as a sub-adviser to IAE, IHD, IGA, and IGD and as sub-sub-adviser to IID.

ING Groep began the process of divesting its shares of NN Group with a public and private offering of approximately 32% of the ordinary shares of NN Group in July 2014 (the “Initial Offering”). ING Groep has announced that it intends to divest more than 50% of its shareholding in NN Group before December 31, 2015, and the remaining interest before December 31, 2016. While the base case for the remainder of the NN Group Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, future divestments may take the form of public or private offerings, and may take place by means of a sale to a single buyer or group of buyers.

The Funds are subject to Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15 provides that any investment advisory agreement, including any sub-advisory or sub-sub-advisory agreement, must terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an adviser, sub-adviser, or sub-sub-adviser, or the parent company of such an entity. Such transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the NN Group Separation Plan will be deemed a Change of Control Event. At any such Change of Control Event, the sub-advisory and sub-sub-advisory agreements with IIMA for each Fund, as applicable, would automatically terminate. For more information on the NN Group Separation Plan and its effect on the Funds, please see the section entitled “Impact of the NN Group Separation Plan.”

In order to ensure that the existing sub-advisory and sub-sub-advisory services provided to the Funds can continue uninterrupted, shareholders are asked to approve new sub-advisory or sub-sub-advisory agreements for each Fund with IIMA, as applicable. These new agreements will become effective upon shareholder approval. As part of the same proposals, shareholders are also voting to approve any future sub-advisory and sub-sub-advisory agreements if, as a result of future Change of Control Events that occur in connection with the NN Group Separation Plan, the then-effective sub-advisory and sub-sub-advisory agreements terminate. Shareholder approval will be deemed to apply to these future sub-advisory and sub-sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of NN Group; (2) the Board (as defined below) approves the future sub-advisory and sub-sub-advisory agreements; and (3) the future sub-advisory and sub-sub-advisory agreements would not be materially different from the new agreements that are described in this proxy statement (the “Proxy Statement”). These future agreements would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Why did you send me this booklet?

This booklet includes the Proxy Statement and a Proxy Ballot for the Funds in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Special Meeting. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

What Proposals will be considered at the Special Meeting?

At the Special Meeting, shareholders will be asked:

1.	To approve a new sub-advisory agreement between Voya Investments and IIMA with respect to IAE, IGD, IHD, and IGA, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the NN Group Separation Plan;

2.	To approve a new sub-sub-advisory agreement between Voya IM and IIMA with respect to IID, and to approve, under certain circumstances, any future sub-sub-advisory agreements prompted by Change of Control Events that occur as part of the NN Group Separation Plan; and

3.	To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

The table below indicates which Proposals shareholders of each Fund are asked to approve at the Special Meeting.

Fund	Proposal One	Proposal Two
Voya Asia Pacific High Dividend Equity Income Fund	✓
Voya Emerging Markets High Dividend Equity Fund	✓
Voya Global Advantage and Premium Opportunity Fund	✓
Voya Global Equity Dividend and Premium Opportunity Fund	✓
Voya International High Dividend Equity Income Fund		✓

Who is eligible to vote?

Shareholders holding an investment in shares of a Fund as of the close of business on November 12, 2014 (the “Record Date”) are eligible to vote at the Special Meeting or any adjournments or postponements thereof.

How do I vote?

You may submit your Proxy Ballot in one of four ways:

•	By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•	By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•	By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.

•	In Person at the Special Meeting. You can vote your shares in person at the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

To be certain your vote will be counted, a properly executed Proxy Ballot must be received no later than 5:00 p.m., Local time on February 9, 2015.

Should shareholders require additional information regarding the Special Meeting, they may contact the Proxy Solicitor toll-free at (800) 821-2712. (See “General Information” for more information on the Proxy Solicitor.)

How does the Board recommend that I vote?

The Boards of Trustees of the Funds (collectively, the “Board”) recommend that shareholders vote “FOR” the Proposals.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on February 10, 2015, at 1:00 p.m., Local time, and if the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about the Funds?

Should you have any questions about the Funds, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports. Copies of each Fund’s Annual Report for the fiscal year ended February 28, 2014 and the Semi-Annual Report for the period ended August 31, 2014 were previously mailed to shareholders and are available upon request without charge, on the Internet at http://www.voyainvestments.com/literature or by contacting the Funds at:

 Voya Investment Management

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

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Impact of the NN Group Separation Plan

 What is the NN Group Separation Plan?

ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries. The principal office of ING Groep is located at Amsterdam Zuidoost, Bijlmerplein 888, 1102 MG, Amsterdam, The Netherlands. NN Group, a majority-owned subsidiary of ING Groep, is an insurance and investment management company with a strong, predominantly European presence that offers retirement services, insurance, investments, and banking. The principal office of NN Group is located at Amstelveenseweg 500, 1081 KL, Amsterdam, The Netherlands. IIMA is a wholly-owned, indirect subsidiary of NN Group.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including NN Group and, indirectly, IIMA.

In accordance with the Restructuring Plan, as amended in 2012 and 2013, ING Groep has announced its intention to divest NN Group by means of the NN Group Separation Plan. ING Groep began the process of divesting its shares of NN Group through the Initial Offering. ING Groep has announced that it intends to divest more than 50% of its shareholding in NN Group before December 31, 2015, and the remaining interest before December 31, 2016. While the base case for the remainder of the NN Group Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, future divestments may take the form of public or private offerings, and may take place by means of a sale to a single buyer or group of buyers.

The NN Group Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of NN Group and its subsidiaries, including IIMA, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the NN Group Separation Plan is expected to result in IIMA’s loss of access to the resources of ING Groep, which could adversely affect its business.

 The NN Group Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in NN Group, circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect NN Group. A failure to complete the NN Group Separation Plan could create uncertainty about the nature of the relationship between NN Group and ING Groep, and could adversely affect NN Group and IIMA. Currently, IIMA and its affiliates do not anticipate that the NN Group Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

 Why do the sub-advisory and sub-sub-advisory agreements terminate?

As discussed previously, pursuant to Section 15 of the 1940 Act, any investment advisory agreement on behalf of a registered investment company, including any sub-advisory or sub-sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser or the parent company of an investment adviser. Such a transfer is often referred to as a “Change of Control Event.”

Whether or not a public or private offering of NN Group shares results in a Change of Control Event depends on the facts and circumstances of the offering. Indeed, the Initial Offering is not believed to have constituted a Change of Control Event, and a Change of Control Event may not occur if ING Groep continues to hold at least 25% of the outstanding stock of NN Group and no single person or group acting together gains “control” (as defined in the 1940 Act) of NN Group.

It is anticipated that one or more of the transactions contemplated by the NN Group Separation Plan would be deemed a Change of Control Event resulting in the automatic termination of the existing sub-advisory and sub-sub-advisory agreements for the Funds, as applicable, with IIMA. In order to ensure that the existing sub-advisory and sub-sub-advisory services can continue uninterrupted, the Board approved new sub-advisory and sub-sub-advisory agreements for the Funds, as applicable, in anticipation of the Initial Offering. Shareholders are hereby asked to approve these new agreements for each Fund, as applicable. These agreements are described in Proposals One and Two of this Proxy Statement.

As part of Proposals One and Two, shareholders are also voting to approve any future sub-advisory and sub-sub-advisory agreements if, as a result of future Change of Control Events that occur in connection with the NN Group Separation Plan, the then-effective sub-advisory or sub-sub-advisory agreements terminate. Shareholder approval will be deemed to apply to these future sub-advisory or sub-sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of NN Group; (2) the Board approves the future sub-advisory and sub-sub-advisory agreements; and (3) the future sub-advisory and sub-sub-advisory agreements would not be materially different from the new agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

 Shareholders are asked to vote on approval of these future sub-advisory and sub-sub-advisory agreements as part of the same vote on new sub-advisory, and sub-sub-advisory agreements which have been approved by the Board and which are described later in this Proxy Statement. This is because the Initial Offering and any subsequent Change of Control Events will be incremental, related steps that are part of the same NN Group Separation Plan that would lead to the full divestiture of NN

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Group by ING Groep. Under the circumstances described above, seeking a single shareholder vote for the new agreements and future agreements will allow the Funds to maintain the uninterrupted services of IIMA as their sub-adviser (or sub-sub-adviser in the case of IID) without the need for additional shareholder approval and additional proxy statements, which would describe the same or substantially similar facts as this Proxy Statement. In this regard, IIMA and the Funds are relying in part on correspondence between the staff of the U.S. Securities and Exchange Commission (“SEC”) and the investment adviser to the Funds, Voya Investments, and certain of its affiliates indicating that the SEC staff would not object if the Funds and other investment companies in the Voya family of funds seek shareholder approval for new and future agreements as described in this Proxy Statement.

If there is a change from the facts described in this Proxy Statement that is material to shareholders of the Funds in the context of a vote on a sub-advisory or sub-sub-advisory agreement, any shareholder approval received at the Special Meeting would no longer be valid to approve future sub-advisory and sub-sub-advisory agreements that would otherwise be approved in the event of subsequent Change of Control Events in connection with the NN Group Separation Plan. This judgment will be made by the Adviser and IIMA and reviewed by the Board. If the sub-advisory and sub-sub-advisory agreements were to terminate without valid shareholder approval, the Board and the shareholders of each Fund may be asked to approve new sub-advisory or sub-sub-advisory agreements, as applicable, to permit IIMA to continue to provide services to the Funds.

IIMA has indicated that it anticipates complying with the requirements of Section 15(f) of the 1940 Act with respect to any offering of the shares of NN Group under the NN Group Separation Plan that causes an assignment of the then-effective sub-advisory or sub-sub-advisory agreement for a Fund. Section 15(f) provides, in pertinent part, that affiliated persons of an adviser, including a sub-adviser or sub-sub-adviser, may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an adviser that results in an assignment of an investment advisory, sub-advisory, or sub-sub-advisory agreement if, for a period of three years after the time of such a transaction, at least 75% of the members of the board of any investment company which it oversees are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”) of the new or old investment adviser; and, if, for a two-year period, there is no “unfair burden” imposed on any such investment company as a result of the transaction. The Board currently satisfies the 75% requirement of Section 15(f) and IIMA has indicated that it does not intend to impose an unfair burden on the Funds for so long as the requirements of Section 15(f) apply.

Will the NN Group Separation Plan change how the Funds are managed?

The NN Group Separation Plan is not anticipated to result in any changes to the management of the Funds. If shareholders approve the sub-advisory and sub-sub-advisory agreements in Proposals One and Two, the portfolio managers for each Fund, as listed in Appendix A, are expected to continue to provide for the day-to-day management of the Funds or the portion of the Funds for which they currently serve as sub-adviser (or sub-sub-adviser in the case of IID). In addition, the personnel responsible for the management operations of the Funds, including the Funds’ officers, are not expected to change as a result of the NN Group Separation Plan. The NN Group Separation Plan will not result in any change to the investment objective or the investment strategies of any Fund.

How will the NN Group Separation Plan affect IIMA?

IIMA is a Netherlands corporation organized in 1896 and became an SEC registered investment adviser in 1992. IIMA serves as sub-adviser to each Fund listed in Proposal One and as sub-sub-adviser to IID. IIMA is a company organized to manage investments and provide investment advice to entities in Canada and the United States. The principal office of IIMA is located at Schenkkade 65, 2595 AS, The Hague, The Netherlands. As of June 30, 2014, IIMA and its affiliates (the subsidiaries of ING Investment Management Holdings B.V.) had approximately $241.9 billion in assets under management.

IIMA currently manages assets as a sub-adviser for IAE, IGA, IHD, and IGD; however, in the future, the Adviser may allocate these Funds’ assets to Voya IM, also a sub-adviser to these Funds, for management, and may change the allocation of these Funds’ assets among the two sub-advisers in its discretion, to pursue a Fund’s investment objective. Each sub-adviser would make investment decisions for the assets it is allocated to manage.

Currently, IIMA is an indirect, wholly owned subsidiary of NN Group and an indirect, majority-owned subsidiary of ING Groep. Following the completion of the NN Group Separation Plan, it is anticipated that ING Groep will no longer have a controlling interest in NN Group or, indirectly, in IIMA. See Appendix B for a list of the names, addresses, and principal occupations of the directors and principal executive officers of IIMA.

Who are the other affiliated service providers?

Voya Investments

Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Funds. Voya Investments has overall responsibility for the management of the Funds. Voya Investments oversees all investment advisory and portfolio management services for the Funds. Voya Investments is registered with the SEC as an investment adviser.

Voya Investments is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Proxy Statement, Voya Financial, Inc. is a subsidiary of ING Groep. ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

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Voya Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of June 30, 2014, Voya Investments managed approximately $54.7 billion in assets.

As discussed above, in October 2009, ING Groep submitted the Restructuring Plan to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, as defined above, the “Voya Financial Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Voya Offering”). The November 2014 Voya Offering was deemed by the Adviser to be a change of control (the “Voya Change of Control”), which resulted in the automatic termination of the existing investment advisory, sub-advisory, and sub-sub-advisory agreements under which the Adviser and certain sub-advisers provide services to the Funds. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory, sub-advisory, and sub-sub-advisory agreements for the Funds, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Voya Financial Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Adviser or a current affiliated sub-adviser even upon a change of control prompted by the Voya Financial Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014 in response to the Voya Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory and sub-sub-advisory agreements. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers in connection with a change of control of Voya Financial, Inc.

See Appendix C for the amounts paid by each Fund to the Adviser for services provided under the investment advisory agreement over the most recently completed fiscal year.

Voya Investment Management Co. LLC

Voya IM, a Delaware limited liability company, was founded in 1972, and is registered with the SEC as an investment adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal offices for Voya IM are located at 230 Park Avenue, New York, New York 10169. As of June 30, 2014, Voya IM managed approximately 85.1 billion in assets.

Voya IM serves as a sub-adviser to each Fund, although it is not currently responsible for the day-to-day management of any of the Funds, with the exception of IID.

Voya Funds Services, LLC

Voya Funds Services, LLC (the “Administrator”) serves as the administrator to each Fund. See Appendix C for the amounts paid by each Fund to the Administrator over the most recently completed fiscal year.

Voya Investments Distributor, LLC

Voya Investments Distributor, LLC (the “Distributor”) serves as the distributor to IGA and IGD. See Appendix C for the fees paid by each of these Funds to the Distributor over the most recently completed fiscal year and any commissions paid to affiliated broker-dealer that same period. The principal offices for the Administrator and Distributor are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Currently, Voya IM, the Administrator, and the Distributor are indirect, wholly-owned subsidiaries of Voya Financial, Inc.

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Proposal One – Approval of the Proposed IIMA Sub-Advisory Agreements

Voya Asia Pacific High Dividend Equity Income Fund

Voya Emerging Markets High Dividend Equity Fund

Voya Global Advantage and Premium Opportunity Fund

Voya Global Equity Dividend and Premium Opportunity Fund

(each a “Sub-Advised Fund,” and collectively, the “Sub-Advised Funds”)

What is Proposal One?

Shareholders of each Sub-Advised Fund are asked to approve a new sub-advisory agreement between Voya Investments and IIMA (each a “Proposed IIMA Sub-Advisory Agreement” and, collectively, the “Proposed IIMA Sub-Advisory Agreements”) to ensure that existing sub-advisory services can continue uninterrupted through implementation of the NN Group Separation Plan. The Proposed IIMA Sub-Advisory Agreements would be effective upon shareholder approval.

As discussed in the section entitled “Impact of the NN Group Separation Plan,” the NN Group Separation Plan is likely to result in one or more Change of Control Events, each of which would result in the automatic termination of the sub-advisory agreement between IIMA and Voya Investments with respect to each Sub-Advised Fund. Therefore, in addition to the Proposed IIMA Sub-Advisory Agreements, as part of this Proposal One, shareholders are also voting to approve any future sub-advisory agreement if, as a result of future Change of Control Events that occur in connection with the NN Group Separation Plan, the then-effective sub-advisory agreement terminates. Shareholder approval will be deemed to apply to future sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of NN Group; (2) the Board approves the future sub-advisory agreements; and (3) the future sub-advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is the Sub-Advised Funds’ sub-adviser?

IIMA serves as a sub-adviser to each Sub-Advised Fund pursuant to a sub-advisory agreement between IIMA and Voya Investments (each a “Current IIMA Sub-Advisory Agreement” and, collectively, the “Current IIMA Sub-Advisory Agreements”). If shareholders approve Proposal One, IIMA would continue to serve as a sub-adviser to the Sub-Advised Funds. For more information on IIMA and how it will be affected by the NN Group Separation Plan, please see the section entitled “Impact of the NN Group Separation Plan.”

What are the terms of the Proposed IIMA Sub-Advisory Agreements?

The description of the Proposed IIMA Sub-Advisory Agreements that follows is qualified in its entirety by reference to the copy of the forms of the Proposed IIMA Sub-Advisory Agreements included in Appendix D. Each Proposed IIMA Sub-Advisory Agreement is substantially identical to the corresponding Current IIMA Sub-Advisory Agreement, except that the Proposed IIMA Sub-Advisory Agreement will provide for different effective dates.

Fees. No changes to the fee schedules for the Sub-Advised Funds are proposed in connection with Proposal One. Voya Investments, and not the Sub-Advised Funds, is responsible for paying any fees due under the Current and Proposed IIMA Sub-Advisory Agreements. Appendix F includes the fee schedules for the Sub-Advised Funds. Appendix G provides information on the compensation paid to IIMA with respect to advisory services provided to investment companies with similar investment objectives.

Services. No changes to the services provided by IIMA as specified under the Current and Proposed IIMA Sub-Advisory Agreements are proposed in connection with Proposal One.

Both the Current and Proposed IIMA Sub-Advisory Agreements appoint IIMA to act as the sub-adviser and manager to each Sub-Advised Fund and provide its services in accordance with each Sub-Advised Fund’s investment objective(s), policies, and restrictions as stated in its Registration Statement. Specifically, both the Current and Proposed IIMA Sub-Advisory Agreements provide that, subject to the supervision of the Board and Voya Investments, IIMA will provide a continuous investment program for each Sub-Advised Fund and determine in its discretion the composition of the assets of each Sub-Advised Fund, including the determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the Sub-Advised Fund. IIMA will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Sub-Advised Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Sub-Advised Fund, when these transactions should be executed, and what portion of the assets of the Sub-Advised Fund should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Sub-Advised Fund, IIMA shall make decisions for the Sub-Advised Fund as to foreign currency matters and as to foreign currency exchange contracts.

Limitation of Liability. No changes to the limitation of liabilities as specified under the Current and Proposed IIMA Sub-Advisory Agreements are proposed in connection with Proposal One.

Both the Current and Proposed IIMA Sub-Advisory Agreements provide that, other than in the cases where such damage arises out of willful misfeasance, bad faith, or negligence in the performance of duties on the part of IIMA, or by reason of its reckless disregard of its obligations and duties, IIMA is not responsible for any damage that the Sub-Advised Fund, Voya

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Investments or any other party may suffer at any time, including damage resulting from reductions in value or losses and damage as a result of shortcomings of natural persons and legal entities that are not a party to the IIMA Sub-Advisory Agreement, other than employees or agents of IIMA. Furthermore, both the Current and Proposed IIMA Sub-Advisory Agreements provide that no party shall be liable for any losses caused by force majeure, riot, war, or natural events due to other occurrences for which the party cannot be held responsible (e.g. administrative act of domestic or foreign high authorities).

Term and Continuance. After an initial two-year term, each Proposed IIMA Sub-Advisory Agreement would continue in effect from year to year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of the applicable Sub-Advised Fund’s outstanding voting shares; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Proposed IIMA Sub-Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party, nor have any interest in the Proposed IIMA Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Current IIMA Sub-Advisory Agreement provides for the same terms with respect to term and continuation as its corresponding Proposed IIMA Sub-Advisory Agreement. Notwithstanding the initial two-year term, the Board has indicated its current intent is to conduct annual contract reviews in 2015 and 2016 consistent with its current review and approval process.

Termination. No changes to the termination provisions under the Current or Proposed IIMA Sub-Advisory Agreements are proposed in connection with Proposal One. The Proposed IIMA Sub-Advisory Agreements may be terminated with respect to a Sub-Advised Fund: (1) by Voya Investments at any time, upon 60 days’ written notice to IIMA and the Sub-Advised Fund; or (2) at any time without payment of any penalty by the Sub-Advised Fund, by the Board or a majority of the outstanding voting securities of the Sub-Advised Fund, upon 60 days’ written notice to Voya Investments and IIMA.

With respect to IAE and IGD, the Proposed IIMA Sub-Advisory Agreements may also be terminated by IIMA upon three months’ written notice, unless IAE or IGD, as applicable, or Voya Investments requests additional time to find a replacement for IIMA, in which case IIMA shall allow the additional time requested, not to exceed three additional months beyond the initial three-month notice period; provided, however, that IIMA may terminate the Proposed IIMA Sub-Advisory Agreements at any time without penalty, effective upon written notice, in the event either IIMA (acting in good faith) or Voya Investments ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services, or in the event Voya Investments becomes bankrupt or otherwise incapable of carrying out its obligations under its Advisory Agreement with IAE or IGD, as applicable, or in the event that IIMA does not receive compensation for its services from Voya Investments or IAE or IGD, as applicable, as required by the terms of the Proposed IIMA Sub-Advisory Agreements.

With respect to IGA and IHD, the Proposed IIMA Sub-Advisory Agreements may also be terminated by IIMA upon thirty days’ written notice to IGA or IHD, as applicable, and Voya Investments. After termination of the Proposed IIMA Sub-Advisory Agreements, Voya Investments and IIMA will consult together on the proper completion of the services and transfer of IIMA’s duties under the Agreement to Voya Investments or a third party; provided, however, that IIMA may terminate the Proposed IIMA Sub-Advisory Agreements at any time without penalty, effective upon written notice, in the event either IIMA (acting in good faith) or Voya Investments ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services, in the event ING Investments or IGA or IHD, as applicable, becomes bankrupt or otherwise incapable of carrying out its obligations under the Proposed IIMA Sub-Advisory Agreements, or in the event that IIMA does not receive compensation for its services from Voya Investments as required by the terms of the Proposed IIMA Sub-Advisory Agreements.

For more information on when the Current IIMA Sub-Advisory Agreements were last approved by shareholders, please see Appendix F.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its May 22, 2014 meeting, approved the Proposed IIMA Sub-Advisory Agreements and voted to recommend to shareholders that they approve Proposal One. The Board is therefore recommending that each Sub-Advised Fund’s shareholders vote “FOR” Proposal One to appoint IIMA as sub-adviser to the applicable Sub-Advised Fund and implement the Proposed IIMA Sub-Advisory Agreement, as discussed in this Proxy Statement. For more information on the factors considered by the Board, please see the section entitled “NN Group Separation Plan — Factors Considered by the Board.”

What is the required vote?

Approval of a Proposed IIMA Sub-Advisory Agreement by shareholders of a Sub-Advised Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities of such Fund present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of such Fund. Shareholders of each Sub-Advised Fund will vote separately on Proposal One and all shareholders of a Sub-Advised Fund will vote together as a single class on the Proposal.

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What happens if shareholders do not approve Proposal One?

If the shareholders of a Sub-Advised Fund do not approve Proposal One and no Change of Control Event occurs, IIMA would continue to serve as sub-adviser under the Current IIMA Sub-Advisory Agreement. If the shareholders of a Sub-Advised Fund do not approve Proposal One and a Change of Control Event occurs in connection with the NN Group Separation Plan, the applicable Current IIMA Sub-Advisory Agreement would terminate. In that event IIMA would not be able to serve that Sub-Advised Fund as a sub-adviser under the applicable Proposed IIMA Sub-Advisory Agreement and the Board would need to consider appropriate action, which could include, among other things, allocating assets sub-advised by IIMA to Voya IM, appointment of a different sub-adviser, entering into an interim sub-advisory agreement with a duration of no more than 150 days, or direct management by Voya Investments.

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Proposal Two – Approval of the Proposed IIMA Sub-Sub-Advisory Agreement

Voya International High Dividend Equity Income Fund

What is Proposal Two?

Shareholders of IID are asked to approve a new sub-sub-advisory agreement between Voya IM and IIMA (the “Proposed IIMA Sub-Sub-Advisory Agreement”) to ensure that existing sub-sub-advisory services can continue uninterrupted through implementation of the NN Group Separation Plan. The Proposed IIMA Sub-Sub-Advisory Agreement would be effective upon shareholder approval.

As discussed in the section entitled “Impact of the NN Group Separation Plan,” the NN Group Separation is likely to result in one or more Change of Control Events, each of which would result in the automatic termination of the sub-sub-advisory agreement between IIMA and Voya IM. Therefore, in addition to the Proposed IIMA Sub-Sub-Advisory Agreement, as part of this Proposal Two, shareholders are also voting to approve any future sub-sub-advisory agreement if, as a result of future Change of Control Events that occur in connection with the NN Group Separation Plan, the then-effective sub-sub-advisory agreement terminates. Shareholder approval will be deemed to apply to future sub-sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of NN Group; (2) the Board approves the future sub-sub-advisory agreements; and (3) the future sub-sub-advisory agreements are not materially different from the sub-sub-advisory agreement that is described in this Proxy Statement. These future agreements would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is IID’s sub-sub-adviser?

IIMA serves as the sub-sub-adviser to IID pursuant to a sub-sub-advisory agreement between IIMA and Voya IM (the “Current IIMA Sub-Sub-Advisory Agreement”). If shareholders approve Proposal Two, IIMA would continue to serve as sub-sub-adviser to IID. For more information on IIMA and how it will be affected by the NN Group Separation Plan, please see the section entitled “Impact of the NN Group Separation Plan.”

What are the terms of the Proposed IIMA Sub-Sub-Advisory Agreement?

The description of the Proposed IIMA Sub-Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed IIMA Sub-Sub-Advisory Agreement included in Appendix E. The Proposed IIMA Sub-Sub-Advisory Agreement is substantially identical to the Current IIMA Sub-Sub-Advisory Agreement, except that the Proposed IIMA Sub-Sub-Advisory Agreement will provide for a different effective date.

Fees. No changes to the fee schedules for IID are proposed in connection with Proposal Two. Voya IM, and not IID, is responsible for paying any fees due under the Current and Proposed IIMA Sub-Sub-Advisory Agreements. Appendix F includes the fee schedule for IID. Appendix G provides information on the compensation paid to IIMA with respect to advisory services provided to investment companies with similar investment objectives.

Services. No changes to the services provided by IIMA as specified under the Current and Proposed IIMA Sub-Sub-Advisory Agreements are proposed in connection with Proposal Two.

Both the Current and Proposed IIMA Sub-Sub-Advisory Agreements appoint IIMA to act as the sub-sub-adviser and manager to IID and provide its services in accordance with IID’s investment objective(s), policies, and restrictions as stated in its Registration Statement. Specifically, the Current and Proposed IIMA Sub-Sub-Advisory Agreements provide that, subject to the supervision of the Board, Voya Investments, and Voya IM, IIMA will provide a continuous investment program for the assets of IID apportioned to IIMA and determine in its discretion the composition of such apportioned assets, including the determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the apportioned assets. IIMA will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the apportioned assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for IID, when these transactions should be executed, and what portion of the apportioned assets should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of IID, IIMA shall make decisions for IID as to foreign currency matters related to its apportioned assets.

Limitation of Liability. No changes to the limitation of liabilities as specified under the Current and Proposed IIMA Sub-Sub-Advisory Agreements are proposed in connection with Proposal Two.

Both the Current and Proposed IIMA Sub-Sub-Advisory Agreements provide that, other than in the cases where such damage arises out of willful misfeasance, bad faith, or negligence in the performance of duties on the part of IIMA, or by reason of its reckless disregard of its obligations and duties, IIMA is not responsible for any damage that IID, Voya IM or any other party may suffer at any time, including damage resulting from reductions in value or losses and damage as a result of shortcomings of natural persons and legal entities that are not a party to the IIMA Sub-Sub-Advisory Agreement, other than employees or agents of IIMA. Furthermore, both the Current and Proposed IIMA Sub-Sub-Advisory Agreements provide that no party shall be liable for any losses caused by force majeure, riot, war or natural events due to other occurrences for which the party cannot be held responsible (e.g. administrative act of domestic or foreign high authorities).

Term and Continuance. After an initial two-year term, the Proposed IIMA Sub-Sub-Advisory Agreement would continue in effect from year to year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of

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a “majority” (as defined in the 1940 Act) of IID’s outstanding voting shares; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Proposed IIMA Sub-Sub-Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party, nor have any interest in the Proposed IIMA Sub-Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Current IIMA Sub-Sub-Advisory Agreement provides for the same terms with respect to term and continuation as the Proposed IIMA Sub-Sub-Advisory Agreement. Notwithstanding the initial two-year term, the Board has indicated its current intent is to conduct annual contract reviews in 2015 and 2016 consistent with its current review and approval process.

Termination. No changes to the termination provisions under the Current and Proposed IIMA Sub-Sub-Advisory Agreements are proposed in connection with Proposal Two. The Proposed IIMA Sub-Sub-Advisory Agreement may be terminated with respect to IID: (1) by Voya IM at any time, upon 60 days’ written notice to IIMA and IID; or (2) at any time without payment of any penalty by IID, by the Board or a majority of the outstanding voting securities of IID, upon 60 days’ written notice to Voya IM and IIMA The Proposed IIMA Sub-Sub-Advisory Agreement may also be terminated by IIMA upon three months’ written notice, unless IID or Voya IM requests additional time to find a replacement for IIMA, in which case IIMA shall allow the additional time requested, not to exceed three additional months beyond the initial three-month notice period; provided, however, that IIMA may terminate the Proposed IIMA Sub-Sub-Advisory Agreement at any time without penalty, effective upon written notice, in the event either IIMA (acting in good faith) or Voya IM ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services, in the event Voya IM becomes bankrupt or otherwise incapable of carrying out its obligations under the Proposed IIMA Sub-Sub-Advisory Agreement, or in the event that IIMA does not receive compensation for its services from Voya IM or IID as required by the terms of the Proposed IIMA Sub-Sub-Advisory Agreement.

For more information on when the Current IIMA Sub-Sub-Advisory Agreement was last approved by shareholders, see Appendix F.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its May 22, 2014, meeting, unanimously approved the Proposed IIMA Sub-Sub-Advisory Agreement and voted to recommend to shareholders that they approve Proposal Two. The Board is therefore recommending that IID’s shareholders vote “FOR” Proposal Two to appoint IIMA as sub-sub-adviser to IID and implement the Proposed IIMA Sub-Sub-Advisory Agreement, as discussed in this Proxy Statement. For more information on the factors considered by the Board, please see the section entitled “NN Group Separation Plan — Factors Considered by the Board.”

What is the required vote?

Approval of the Proposed IIMA Sub-Sub-Advisory Agreement by shareholders of IID requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities of IID present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of IID. Only shareholders of IID will vote on Proposal Two and all shareholders of IID will vote together as a single class on the Proposal.

What happens if shareholders do not approve Proposal Two?

If the shareholders of IID do not approve Proposal Two and no Change of Control Event occurs, IIMA would continue to serve as sub-sub-adviser under the Current Sub-Sub-Advisory Agreement. If the shareholders of IID do not approve Proposal Two and a Change of Control Event occurs in connection with the NN Group Separation Plan, the Current IIMA Sub-Sub-Advisory Agreement would terminate. In that event, IIMA would not be able to serve IID as a sub-sub-adviser under the Proposed IIMA Sub-Sub-Advisory Agreement and the Board would need to consider appropriate action, which could include, among other things, entering into an interim sub-sub-advisory agreement with a duration of no more than 150 days, appointment of a different sub-sub-adviser, or direct management by Voya IM of the assets of IID’s portfolio apportioned to IIMA.

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NN Group Separation Plan – Factors Considered by the Board

As described above, the NN Group Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result ultimately in a direct or indirect “Change of Control Event” for IIMA, which in turn would result in the automatic termination of the current sub-advisory agreements in place between IIMA and Voya Investments on behalf of IAE, IGA, IGD, and IHD, and the current sub-sub-advisory agreement in place between IIMA and IID’s Sub-Adviser, Voya IM (collectively, the “Current Agreements”). The decision by the Board, including a majority of the Independent Trustees, to approve proposed sub-advisory agreements for IAE, IGA, IGD, and IHD, and a proposed sub-sub-advisory agreement for IID (collectively, the “Proposed Agreements”) was based on a determination by the Board that it would be in the best interests of the shareholders of the Funds that IIMA continue providing sub-advisory and sub-sub-advisory services, as applicable, for the Funds, without interruption, as consummation of the NN Group Separation Plan proceeds.

The Board was aware that the IPO may not result immediately in a Change of Control Event, but also recognized that the NN Group Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board considered that additional sub-advisory and sub-sub-advisory agreements (“Subsequent Agreements”) may be needed upon the occurrence of certain Change of Control Events during the NN Group Separation Plan that could cause the Proposed Agreements to terminate in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreements and any Subsequent Agreements will permit the Funds to benefit from the continuation of services by IIMA throughout the NN Group Separation Plan without the need for multiple shareholder meetings.

Prior to its approval of the Proposed Agreements and its approval to solicit shareholder approval of the Proposed Agreements, the Board reviewed, among other matters, the quality, extent, and nature of the services currently being provided by IIMA under the Current Agreements and to be provided under the Proposed Agreements.

In determining whether to approve the Proposed Agreements with IIMA with respect to the Funds, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Proposed Agreements should be approved for the Funds. The materials provided to the Board to inform its consideration of whether to approve the Proposed Agreements included the following: (1) IIMA’s presentation before the Board on May 22, 2014; (2) memoranda and related materials provided to the Board in advance of its May 22, 2014 meeting discussing: (a) the anticipated change of control of IIMA, (b) the anticipated impact on the services provided to the Funds and on IIMA’s business in general, (c) the anticipated changes to personnel currently responsible for servicing the Funds, (d) the anticipated impact on the compliance operations of IIMA, (e) the anticipated changes to the resources available in servicing the Funds, (f) the continuation of sufficient working capital to maintain high-quality advisory services to the Funds, (g) the anticipated impact on IIMA’s trading and recordkeeping operations, (h) IIMA’s plan for disconnecting internal controls, IT functions and systems, business continuity arrangements and other operations and resources from ING Groep, and (i) that there are no material changes or developments since the Board’s last annual review of the Current Agreements; (3) IIMA’s response to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (4) supporting documentation, including copies of the form of the Proposed Agreements; and (5) other information relevant to the Board’s evaluation.

Based on the foregoing and other relevant considerations, at a meeting of the Board on May 22, 2014, the Board, including a majority of the Independent Trustees, voted to approve the Proposed Agreements and to recommend approval of the Proposed Agreements by shareholders of the Funds. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreements, including the fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of the Funds to approve the Proposed Agreements, so as to enable there to be a continuation without interruption of the current services being provided by IIMA pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that, during their deliberations, different Board members may have given different weight to different individual factors in reaching their individual conclusions to vote in favor of the Proposed Agreements and to recommend approval of the Proposed Agreements to shareholders.

Subsequent to the Board’s May 22, 2014 approval of the Proposed Agreements, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the amended and restated Current Agreements. The Board also held separate meetings on August 14 and September 10, 2014 to consider the renewal of the Current Agreements. At its September 12, 2014 meeting, the Board concluded, in light of all factors it considered, that the renewal and approval of the Current Agreements was in the best interests of the Funds and its shareholders and that the fee rates set forth in the Current Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Current Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Current Agreements; (3) the existence of any “fall-out” benefits to IIMA and its affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by IIMA and its affiliates with respect to their services to the Funds.

As discussed above in the section entitled “Voya Investments” on page 5, in connection with the November 2014 Voya Offering, the Current Agreements automatically terminated. At the Board’s November 18, 2014 meeting the Board, including a majority of the Independent Trustees approved new Current Agreements for the Funds.

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In connection with the Board’s November 20, 2014 meeting, IIMA provided the Board with a written response to a request made on behalf of the Independent Trustees that represented that there had been no material developments relating to IIMA or the information that the Board had considered in approving the Proposed Agreement at its May 22, 2014 meeting, other than those changes and developments disclosed to the Board subsequent to the May 22, 2014 meeting.

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General Information about the Proxy Statement

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of the Funds’ shareholders.

How is my proxy being solicited?

The Funds have retained D.F. King & Co., Inc. (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $192,700, which will be paid by IIMA. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative will explain the process, read the Proposals on the Proxy Ballot, and ask for the shareholder’s instructions on each applicable Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (800) 821-2712. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser or its affiliates, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Funds a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on a proposal, your proxies will vote on the proposal as recommended by the Board. If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this Proxy Statement.

Quorum and Tabulation

Each shareholder of a Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. The presence of majority of shares entitled to vote constitutes a quorum of such Fund’s shareholders.

Adjournments

If a quorum is not present at the Special Meeting, if there are insufficient votes to approve any proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of the relevant Fund and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at

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the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on a proposal.

How many shares are outstanding?

As of the Record Date, the following number of shares of beneficial interest of each Fund issued and outstanding:

Fund	Total Shares Outstanding
IAE	12,651,007
IGA	18,353,572
IGD	97,548,925
IHD	19,539,819
IID	8,403,994

Shares have no preemptive or subscription rights. To the knowledge of the Adviser, as of the Record Date, no current Trustee owns 1% or more of the outstanding shares of any of the Funds, and the officers and Trustees own, as a group, less than 1% of the shares of any of the Funds.

Appendix H hereto lists the persons that, as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of any class of any of the Funds.

Shareholder Communications with the Board of Trustees

 Shareholders may send other communications to the Board, a Committee thereof, or an individual Trustee. Such communications should be sent to the Funds’ Secretary at the address on the front of this Proxy Statement.

What is the deadline to submit a proposal for the 2015 Annual Meeting?

It is anticipated that the next annual meeting of the Funds will be held in July 2015, but the exact date, time, and location of such meeting have yet to be determined. Any proposals of shareholders that are intended to be presented at the Funds’ next annual meeting must be in writing and received at the Funds’ principal executive offices no later than January 14, 2015, in order for the proposal to be considered for inclusion in the Funds’ proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Funds’ proxy statement or presentation at the meeting.

In addition, pursuant to relevant SEC proxy rules, a company may use discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the company’s bylaws. As the Funds’ bylaws do not contain such an advance notice provision, for the Funds’ 2015 Annual Meeting of shareholders, shareholders must submit to such Fund written notice of a shareholder proposal on or before March 30, 2015.

Why did my household only receive one copy of this Proxy Statement?

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the applicable Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at (800) 992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the applicable Fund in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 992-0180.

Who pays for this proxy solicitation?

The Fund will not pay the expenses in connection with the Notice of Special Meeting and this Proxy Statement or the Special Meeting. IIMA (or an affiliate) will pay expenses, including the printing, mailing, solicitation, and vote tabulation expenses, legal fees, and out-of-pocket expenses.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.

Huey P. Falgout, Jr.
Secretary

December 15, 2014

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

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Appendix A: Portfolio Managers

The following table sets forth the portfolio managers responsible for the day-to-day management of the Funds.

Fund	Portfolio Managers
IAE

ING Investment Management Advisers, B.V.

Manu Vandenbulck, Portfolio Manager (since 2012)

Robert Davis, Portfolio Manager (since 2012)

Nicolas Simar, Portfolio Manager (since 2012)

Willem van Dommelen, Portfolio Manager (since 2007)

IGA	ING Investment Management Advisers, B.V. Pieter Schop, Portfolio Manager (since 2012) Bert Veldman, Portfolio Manager (since 2012) Willem van Dommelen, Portfolio (since 2012)
IGD

ING Investment Management Advisers, B.V.

Bruno Springael, Portfolio Manager (since 2011)

Nicolas Simar, Portfolio Manager (since 2005)

Willem Van Dommelen, Portfolio Manager (since 2005)

Kris Hermie, Portfolio Manager (since 2014)

IHD

ING Investment Management Advisers, B.V.

Manu Vandenbulck, Portfolio Manager (since 2011)

Nicolas Simar, Portfolio Manager (since 2011)

Robert Davis, Portfolio Manager (since 2012)

Willem van Dommelen, Portfolio Manager (since 2011)

IID

ING Investment Management Co. LLC

Martin Jansen, Portfolio Manager (since 2007)

David Rabinowitz, Portfolio Manager (since 2012)

ING Investment Management Advisers, B.V.

Manu Vandenbulck, Portfolio Manager (since 2007)

Nicolas Simar, Portfolio Manager (since 2007)

Robert Davis, Portfolio Manager (since 2012)

Willem van Dommelen, Portfolio Manager (since 2010)

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Appendix B: Principal Executive Officers

DIRECTORS AND EXECUTIVE OFFICERS OF ING INVESTMENT MANAGEMENT ADVISORS, B.V.

Schenkkade 65

2595 AS The Hague

The Netherlands

Name and Title

Mark den Hollander — Director & Chief Risk Officer

Dirk Buggenhout — Director & Chief Operating Officer

Martin Nijkamp — Director & Head of Business Strategy

Stan Beckers — Chief Executive Officer

Bob van Overbeek – Chief Operating Officer/Chief Technology Officer

Hans Stoter – Chief Investment Officer

Dudley Keiller — Chief Financial Officer

Marc Vink – Head of Legal and Compliance

Hieu Giang — Chief Compliance Officer

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Appendix C: Fees Paid to Affiliates of IIMA

The following table sets forth the fees paid to the Adviser, Administrator, and Distributor as well as any affiliated brokerage commissions paid for each Fund’s most recently completed fiscal year.

Fund (FYE)	Fees Paid to the Adviser ($)	Administrative Services Fees ($)	Fees Paid To the Distributor ($)	Affiliated Brokerage Commissions Paid ($)
IAE (2/28/14)	2,087,041	181,480	N/A	0
IGA (2/28/14)	1,796,220	239,494	N/A	0
IGD (2/28/14)	10,163,616	967,955	N/A	0
IHD (2/28/14)	2,948,383	256,379	N/A	0
IID (2/28/14)	787,357	78,735	N/A	191

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Appendix D: Forms of Proposed IIMA Sub-Advisory Agreements

Voya Asia Pacific High Dividend Equity Income Fund

AGREEMENT, effective as of [Date], between Voya Investments, LLC, an Arizona limited liability company (the “Manager”), and ING Investment Management Advisors B.V., a subsidiary of ING Groep N.V., domiciled in The Hague, The Netherlands (the “Sub-Adviser”) (the “Agreement”).

WHEREAS, Voya Asia Pacific High Dividend Equity Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, management investment company; and

WHEREAS, pursuant to an Investment Management Agreement, effective as of November 18, 2014 (the “Investment Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to the Fund; and

WHEREAS, pursuant to authority granted to the Manager in the Investment Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.    Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the Fund for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

2.    Sub-Adviser Duties. Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for the Fund’s portfolio and determine in its discretion the composition of the assets of the Fund’s portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of the Fund, the Sub-Adviser shall make decisions for the Fund as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund’s investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

(a)    The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)    The Sub-Adviser will manage the Fund so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)   The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Fund are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all solicitations with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization, unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy it receives on behalf of the Fund solicited by or with respect to the issuers of securities in which assets of the Fund are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

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The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board of Trustees any proxy solicited by or with respect to the issuers of securities in which assets of the Fund are invested. Upon request, the Sub-Adviser will submit a voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interest of the Fund. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation.

(iii)  In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Fund on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Fund. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)  The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Fund for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

(v)   The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of the Fund’s semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)  A complete written compliance checklist, in a form provided by the Manager, will be delivered to the Manager for each month by the 10th business day of the following month.

(b)   The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on the Fund that contains the following information, to the extent applicable, as of the immediately previous month’s end:

(i)    Composition of the assets of the Fund’s portfolio and the impact of key portfolio holdings and sector concentrations on the Fund; and

(ii)   Confirmation of the Fund’s current investment objective and Sub-Adviser’s projected plan to realize the Fund’s investment objectives.

(c)   The Sub-Adviser will use reasonable efforts to make available to the Fund and the Manager, upon request, any of the Fund’s investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will use reasonable efforts to furnish to regulatory authorities having the requisite authority any information or reports in the possession of the Sub-Adviser in connection with such services in respect to the Fund which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(d)   The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for the Fund and the issuers and securities represented in the Fund’s portfolio, and will furnish the Fund’s Board of Trustees with respect to the Fund such periodic and special reports as the Board of Trustees and the Manager may reasonably request.

(e)   With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives of the Fund as outlined in the prospectus and/or the most recent annual and semi-annual report, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent on behalf of the Fund or series of Funds, as the case may be, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent on behalf of the Fund or series of Funds, as the case may be, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase agreements and derivative master agreements (including but not limited to the ISDA Master Agreements, Credit

19

Support Annexes, Collateral Account Control Agreements, Master Confirmation Agreements, Confirmations), including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Sub-Adviser acknowledges that it is obligated to negotiate terms and conditions that conform to the 1940 Act and all rules and regulations thereunder and are in the best interest of the Fund and its shareholders with respect to such documents. The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.    Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for the Fund’s portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Fund and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of the Fund are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Fund, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.   Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II annually.

5.   Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation. The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.

6.   Compensation. For the services provided to the Fund, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for the Fund on Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Investment Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Investment Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Investment Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.   Expense Sharing. The Sub-Adviser hereby agrees to reimburse the Manager for the following costs incurred in connection with the Fund and the Series to which the sub-Adviser acts as investment adviser and manager: all expenses or

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costs not ultimately borne by the Fund incurred in connection with creating, and ongoing organization of the Fund; registering its shares for initial public offering; listing its shares on the New York Stock Exchange; preparing for and conducting the “road shows” to obtain indications of interest; producing, printing and delivering marketing materials and the “red herring” prospectus for the Fund; compensating registered representatives of Voya Funds Distributor, LLC for sales of Fund shares; compensating the members of the underwriting syndicate for the Fund’s closing; the Fund’s initial public offering, including the exercise of the underwriter’s over-allotment option; transitioning of assets resulting from sub-adviser changes, and conducting proxies (collectively, the “Covered Expenses”). The Sub-Adviser shall reimburse the Manager for 56.5% of Covered Expenses. The Manager shall provide to the Sub-Adviser reasonable proof of the amount incurred and that it is a Covered Expense and the Sub-Adviser shall provide reimbursement promptly after receipt of such proof.

8.   Marketing Materials.

(a)   During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Fund, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)   During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of the Fund, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. The Manager’s right to object to such Marketing Materials is limited to the positions of such materials that expressly relate to the Fund or the Sub-Adviser’s services regarding the Fund. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

9.	Compliance.

(a)   The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written or electronic compliance procedures that are reasonably designed to comply with applicable regulatory requirements.

(b)   The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Fund), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)   The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

10.  Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Fund may be the property of the Fund and further agrees to promptly make available to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

11.  Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with

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any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Fund all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Fund.

12.  Non-Exclusivity. The services of the Sub-Adviser to the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

13.  Prohibited Conduct. The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund except that such consultations are permitted between the current and successor sub-advisers of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

14.  Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Fund concerning the Sub-Adviser or the Fund other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

15.  Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct in accordance with this agreement any action hereunder taken on its behalf by the Sub-Adviser.

16.  Liability. The management services provided by the Sub-Adviser are wholly for the account and risk of the Fund. Other than in the cases where such damage arises out of willful misfeasance, bad faith, or negligence in the performance of duties on the part of the Sub-Adviser, or by reason of its reckless disregard of obligations and duties under this agreement, the Sub-Adviser is not responsible for any damage that the Fund, the Manager or any other party may suffer at any time, including damage resulting from reductions in value or losses and damage as a result of shortcomings of natural persons and legal entities that are not a party to this agreement, or other employees or agents of the Sub-Adviser.

No party shall be liable for any losses caused by force majeure, riot, war or natural events due to other occurrences for which the party cannot be held responsible (e.g. administrative act of domestic or foreign high authorities).

17. Indemnification.

(a)   The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)   Notwithstanding Section 16 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Fund which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties

22

(which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished to Sub-Adviser or any affiliated person of the Sub-Adviser by the Manager Indemnified Persons; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)    The Manager shall not be liable under Paragraph (a) of this Section 17 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)   The Sub-Adviser shall not be liable under Paragraph (b) of this Section 17 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

18. Duration and Termination.

(a)   This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of the Fund, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect for two years from the effective date of this Agreement and continue on an annual basis thereafter with respect to the Fund covered by this Agreement; provided that such annual continuance is specifically approved each year by (i) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this

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Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (ii) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (iii) by the Sub-Adviser at any time without payment of any penalty upon three (3) months’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

In the event of termination for any reason, all records of the Fund for which the Agreement is terminated shall be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 10, 11, 14, 15, 16 and 17 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 18 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)   Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

Voya Asia Pacific High Dividend Equity Income Fund

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ 85258-2034

Attention: Huey P. Falgout, Jr.

If to the Manager:

Voya Investments, LLC

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ 85258-2034

Attention: Michael J. Roland

If to the Sub-Adviser:

ING Investment Management Advisors B.V.

Schenkkade 65

2595 AS The Hague, The Netherlands

Attention: Head of International Clients

19.  Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

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20. Use of Names.

(a) It is understood that the name “Voya Investments, LLC.” or any trademark, trade name, service mark, or logo, or any variation of such trademark, service mark, or logo of the Manager or its affiliates, including but not limited to the mark “Voya™” (collectively, the “Voya Marks”) is the valuable property of the Manager and/or its affiliates, and that the Sub-Adviser has the right to use such Voya Marks only with the prior written consent of the Manager and only so long as the Sub-Adviser is a sub-adviser to the Fund/Series. In the event that the Sub-Adviser is no longer the Sub-Adviser to the Fund and/or the Series, or upon the termination of the Investment Management Agreement between the Fund and the Manager without its replacement with another agreement, or the earlier request of the Manager, the Sub-Adviser shall, as soon as is reasonably possible, discontinue all use of the Voya Marks.

(b) It is understood that the name “ING Investment Management Advisors B.V.,” or any trademark, trade name, service mark, or logo, or any variation of such trademark, trade name, service mark, or logo of the Sub-Adviser or its affiliates (collectively, the “ING Marks”) are the valuable property of the Sub-Adviser and its affiliates and that the Fund and/or the Series have the right to use such ING Marks in the names of the Series and in offering materials of the Fund only with the approval of the Sub-Adviser and only for so long as the Sub-Adviser is a sub-adviser to the Fund and/or the Series. In the event that the Sub-Adviser is no longer the Sub-Adviser to the Fund and/or the Series, or upon the termination of the Investment Management Agreement between the Fund and the Manager without its replacement with another agreement, or the earlier request of the Sub-Adviser, the Manager shall, as soon as is reasonably possible, discontinue all use of the ING Marks.

21.  Miscellaneous.

(a)   This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)   The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Investment Management Agreement.

(c)   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)   To the extent permitted under Section 18 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)    Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)   This Agreement may be executed in counterparts.

Voya Emerging Markets High Dividend Equity Fund

AGREEMENT, effective as of [DATE], between Voya Investments, LLC, an Arizona limited liability company (the “Manager”), and ING Investment Management Advisors B.V., a subsidiary of ING Groep N.V., domiciled in The Hague, The Netherlands (the “Sub-Adviser”).

WHEREAS, Voya Emerging Markets High Dividend Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company;

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Fund may offer shares of additional series in the future;

WHEREAS, pursuant to an Investment Management Agreement, effective as of November 18, 2014 (the “Investment Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to the Fund; and

WHEREAS, pursuant to authority granted to the Manager in the Investment Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

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NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.    Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the Fund and its series set forth on Schedule A hereto (together with the Fund, the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.    Sub-Adviser Duties. Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for the Fund’s portfolio and determine in its discretion the composition of the assets of the Fund’s portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of the Fund, the Sub-Adviser shall make decisions for the Fund as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with’ the Fund’s investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and as soon as possible following any such amendment. The Sub-Adviser further agrees as follows:

(a)   The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)    The Sub-Adviser will manage the Fund so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)   The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Fund are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all proxies with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization, unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy it receives on behalf of the Fund solicited by or with respect to the issuers of securities in which assets of the Fund are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board of Trustees any proxy solicited by or with respect to the issuers of securities in which assets of the Fund are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interest of the Fund. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)  In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Fund on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Fund . With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)  The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the

26

Board of Trustees, the value of any portfolio securities or other assets of the Fund for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

(v)   The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of the Fund’s semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)  The Sub-Adviser will complete and deliver to the Manager a complete written compliance checklist, in a form provided by the Manager, for each month by the 10th business day of the following month.

(b)   The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on the Fund that contains the following information as of the immediately previous month’s end:

(i)    Composition of the assets of the Fund’s portfolio and the impact of key portfolio holdings and sector concentrations on the Fund.

(ii)   Confirmation of the Fund’s current investment objective and Sub-Adviser’s projected plan to realize the Fund’s investment objectives.

(c)  The Sub-Adviser will use reasonable efforts to make available to the Fund and the Manager, upon request, any of the Fund’s investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will use reasonable efforts to furnish to regulatory authorities having the requisite authority any information or reports in the possession of the Sub-Adviser in connection with such services in respect to the Fund which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations. The Manager will use reasonable efforts to make available to the Sub-Adviser information it may reasonably request and that is necessary to enable the Sub-Adviser to meet any regulatory or reporting requirement.

(d)  The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for the Fund and the issuers and securities represented in the Fund’s portfolio, and will furnish the Fund’s Board of Trustees with respect to the Fund such periodic and special reports as the Board of Trustees and the Manager may reasonably request.

(e)  With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives of the Fund as outlined in the prospectus, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent on behalf of the Fund or series of Funds, as the case may be, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent on behalf of the Fund or series of Funds, as the case may be, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase agreements and derivative master agreements (including but not limited to the ISDA Master Agreements, Credit Support Annexes, Collateral Account Control Agreements, Master Confirmation Agreements, Confirmations), including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Sub-Adviser acknowledges that it is obligated to negotiate terms and conditions that conform to the 1940 Act and all rules and regulations thereunder and are in the best interest of the Fund and its shareholders with respect to such documents. The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.  Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for the Fund’s portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer for effecting a portfolio investment transaction in excess of

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the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Fund and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser may select broker-dealers that participate in commission recapture programs that benefit the Fund, subject to the Sub-Adviser’s duty to obtain best execution. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Fund, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.  Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations. Notwithstanding the terms of this Section 5, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.  Compensation. For the services provided to the Fund, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for the Fund on Schedule A hereto, payable monthly in arrears.

The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Investment Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the Investment Management fee under said Investment Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Investment Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.  Expense Sharing. The Sub-Adviser hereby agrees to reimburse the Manager for the following costs incurred in connection with the Fund: all expenses or costs not ultimately borne by the Fund incurred in connection with creating and organizing the Fund; registering its shares for initial public offering; listing its shares on the New York Stock Exchange; preparing for and conducting the “road shows” to obtain indications of interest (such costs shall not include travel and entertainment expenses incurred in connection with the “road shows”); producing, printing and delivering marketing materials and the “red herring” prospectus for the Fund; compensating registered representatives of Voya Investments Distributor, LLC for sales of Fund shares; compensating the members of the underwriting syndicate for the Fund’s closing; and the Fund’s initial public offering, including the exercise of the underwriter’s over-allotment option (collectively, the “Covered Expenses”). The Sub-Adviser shall reimburse the Manager for 46% of Covered Expenses. The Manager shall provide to the Sub-Adviser reasonable proof of the amount incurred and that it is a Covered Expense and the Sub-Adviser shall provide reimbursement promptly after receipt of such proof.

8.  Marketing Materials.

(a)  During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees provided at Sub-Adviser’s direction, in connection with the Fund, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Manager’s right to object to such Marketing Materials is limited to the positions of such materials that expressly relate to the Manager and its affiliates, the Fund or the Sub-Adviser’s services regarding the Fund. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

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(b)  During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of the Fund, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

9.  Compliance.

(a)  The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written or electronic compliance procedures that are reasonably designed to comply with applicable regulatory requirements.

(b)  The Sub-Adviser agrees that it shall notify the Manager and the Fund as soon as reasonably possible (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund as soon as reasonably possible of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)  The Manager agrees that it shall notify the Sub-Adviser as soon as reasonably possible (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

10. Books and Records. The Fund and the Manager shall have access at all reasonable times and on reasonable notice to all records maintained by the Sub-Adviser. The Sub-Adviser agrees that it will surrender upon reasonable request to the Manager copies of records in its possession relating to the Fund or the services rendered by the Sub-Adviser relating to the Fund, provided that the Sub-Adviser shall keep the originals of such records to the extent necessary for the Sub-Adviser to comply with applicable laws, including Rule 31a-3 under the 1940 Act. The Sub-Adviser further agrees to preserve such records for such time periods as may be prescribed by Rule 31a-2 under the 1940 Act, provided that before disposing of any such records, Sub-Adviser will advise the Adviser and deliver the same to Manager if so requested.

11. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.

Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Fund all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the Agreement, except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Fund.

12.  Non-Exclusivity. The services of the Sub-Adviser to the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

13.  Prohibited Conduct. The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, except that such consultations are permitted between the current and successor sub-advisers of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

14.  Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Fund concerning the Sub-Adviser or the Fund other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

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15.  Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct in accordance with this Agreement any action hereunder taken on its behalf by the Sub-Adviser.

16.  Liability. The management services provided by the Sub-Adviser are wholly for the account and risk of the Fund. Other than in the cases where such damage arises out of willful misfeasance, bad faith, or negligence in the performance of duties on the part of the Sub-Adviser, or by reason of its reckless disregard of obligations and duties under this Agreement, the Sub-Adviser is not responsible for any damage that the Fund, the Manager or any other party may suffer at any time, including damage resulting from reductions in value or losses and damage as a result of shortcomings of natural persons and legal entities that are not a party to this Agreement, other than employees or agents of the Sub-Adviser.

No party shall be liable for any losses caused by force majeure, riot, war or natural events due to other occurrences for which the party cannot be held responsible (e.g. administrative act of domestic or foreign high authorities).

17.  Indemnification.

(a)  The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s activities pursuant to this Agreement, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)  Notwithstanding Section 16 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Fund which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished to the Sub-Adviser or any affiliated person of the Sub-Adviser by the Manager Indemnified Persons; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)  The Manager shall not be liable under Paragraph (a) of this Section 17 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any

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legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)  The Sub-Adviser shall not be liable under Paragraph (b) of this Section 17 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub- Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

18.	Duration and Termination.

(a)  This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of the Fund, shall have approved this Agreement. This Agreement shall remain in full force and effect for two years from the effective date of this Agreement subject to termination pursuant to this Agreement or termination otherwise by law, and continue on an annual basis thereafter with respect to the Fund covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund, or (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser without payment of any penalty, upon thirty (30) days’ written notice to the Fund and the Manager. After termination of this Agreement, the Manager and the Sub-Adviser will consult together on the proper completion of the services and transfer of the Sub-Adviser’s functions to the Manager or a third party; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager or the Fund becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

In the event of termination for any reason, all available records of the Fund for which the Agreement is terminated shall be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 10, 11, 14, 15, 16 and 17 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 18 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

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(b)  Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

Voya Emerging Markets High Dividend Equity Fund

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, Arizona 85258-2034 USA

Attention: Huey P. Falgout, Jr.

If to the Manager:

Voya Investments, LLC

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, Arizona 85258-2034 USA

Attention: Michael J. Roland

If to the Sub-Adviser:

ING Investment Management Advisors B.V.

Schenkkade 65

2595 AS The Hague, The Netherlands

Attention: Head of International Clients

19.  Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

20.  Use of Names.

(a)  It is understood that the name “Voya Investments, LLC.” or any trademark, trade name, service mark, or logo, or any variation of such trademark, service mark, or logo of the Manager or its affiliates, including but not limited to the mark “Voya™” (collectively, the “Voya Marks”) is the valuable property of the Manager and/or its affiliates, and that the Sub-Adviser has the right to use such Voya Marks only with the prior written consent of the Manager and only so long as the Sub-Adviser is a sub-adviser to the Fund/Series. In the event that the Sub-Adviser is no longer the Sub-Adviser to the Fund and/or the Series, or upon the termination of the Investment Management Agreement between the Fund and the Manager without its replacement with another agreement, or the earlier request of the Manager, the Sub-Adviser shall, as soon as is reasonably possible, discontinue all use of the Voya Marks.

(b)  It is understood that the name “ING Investment Management Advisors B.V.,” or any trademark, trade name, service mark, or logo, or any variation of such trademark, trade name, service mark, or logo of the Sub-Adviser or its affiliates (collectively, the “ING Marks”) are the valuable property of the Sub-Adviser and its affiliates and that the Fund and/or the Series have the right to use such ING Marks in the names of the Series and in offering materials of the Fund only with the approval of the Sub-Adviser and only for so long as the Sub-Adviser is a sub-adviser to the Fund and/or the Series. In the event that the Sub-Adviser is no longer the Sub-Adviser to the Fund and/or the Series, or upon the termination of the Investment Management Agreement between the Fund and the Manager without its replacement with another agreement, or the earlier request of the Sub-Adviser, the Manager shall, as soon as is reasonably possible, discontinue all use of the ING Marks.

21.  Miscellaneous.

(a)  This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)  The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Investment Management Agreement.

(c)  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

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(d)  To the extent permitted under Section 18 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)   Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)  This Agreement may be executed in counterparts.

Voya Global Advantage and Premium Opportunity Fund

AGREEMENT, effective as of [DATE], between Voya Investments, LLC, an Arizona limited liability company (the “Manager”), and ING Investment Management Advisors B.V., a subsidiary of ING Groep N.V., domiciled in The Hague, The Netherlands (the “Sub-Adviser”).

WHEREAS, Voya Global Advantage and Premium Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company;

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Fund may offer shares of additional series in the future;

WHEREAS, pursuant to an Investment Management Agreement, effective as of November 18, 2014 (the “Investment Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to the Fund; and

WHEREAS, pursuant to authority granted to the Manager in the Investment Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the Fund and its series set forth on Schedule A hereto (together with the Fund, the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties. Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for the Fund’s portfolio and determine in its discretion the composition of the assets of the Fund’s portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of the Fund, the Sub-Adviser shall make decisions for the Fund as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with’ the Fund’s investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and as soon as possible following any such amendment. The Sub-Adviser further agrees as follows:

(a)  The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and

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procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)   The Sub-Adviser will manage the Fund so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)   The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Fund are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all proxies with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization, unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy it receives on behalf of the Fund solicited by or with respect to the issuers of securities in which assets of the Fund are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board of Trustees any proxy solicited by or with respect to the issuers of securities in which assets of the Fund are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interest of the Fund. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)  In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Fund on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Fund . With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)  The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Fund for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

(v)  The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of the Fund’s semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)  The Sub-Adviser will complete and deliver to the Manager a complete written compliance checklist, in a form provided by the Manager, for each month by the 10th business day of the following month.

(b)  The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on the Fund that contains the following information as of the immediately previous month’s end:

(i)   Composition of the assets of the Fund’s portfolio and the impact of key portfolio holdings and sector concentrations on the Fund.

(ii)  Confirmation of the Fund’s current investment objective and Sub-Adviser’s projected plan to realize the Fund’s investment objectives.

(c)  The Sub-Adviser will use reasonable efforts to make available to the Fund and the Manager, upon request, any of the Fund’s investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will use reasonable efforts to furnish to regulatory authorities having the requisite authority any information or reports in the possession of the Sub-Adviser in connection with such services in respect to the Fund which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations. The Manager will use reasonable efforts to make available to the Sub-Adviser information it may reasonably request and that is necessary to enable the Sub-Adviser to meet any regulatory or reporting requirement.

(d)  The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for the Fund and the issuers and securities represented in the Fund’s portfolio, and will furnish the Fund’s Board of Trustees with respect to the Fund such periodic and special reports as the Board of Trustees and the Manager may reasonably request.

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(e)  With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives of the Fund as outlined in the prospectus and/or the most recent annual and semi-annual report, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent on behalf of the Fund or series of Funds, as the case may be, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent on behalf of the Fund or series of Funds, as the case may be, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase agreements and derivative master agreements (including but not limited to the ISDA Master Agreements, Credit Support Annexes, Collateral Account Control Agreements, Master Confirmation Agreements, Confirmations), including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Sub-Adviser acknowledges that it is obligated to negotiate terms and conditions that conform to the 1940 Act and all rules and regulations thereunder and are in the best interest of the Fund and its shareholders with respect to such documents. The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.  Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for the Fund’s portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Fund and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser may select broker-dealers that participate in commission recapture programs that benefit the Fund, subject to the Sub-Adviser’s duty to obtain best execution. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Fund, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.  Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations. Notwithstanding the terms of this Section 5, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.  Compensation. For the services provided to the Fund, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for the Fund on Schedule A hereto, payable monthly in arrears.

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The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Investment Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the Investment Management fee under said Investment Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Investment Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.  Expense Sharing. The Sub-Adviser hereby agrees to reimburse the Manager for the following costs incurred in connection with the Fund: all expenses or costs not ultimately borne by the Fund incurred in connection with creating, and ongoing organization of the Fund and the Series to which the sub-Adviser acts as investment adviser and manager; registering its shares for initial public offering; listing its shares on the New York Stock Exchange; preparing for and conducting the “road shows” to obtain indications of interest(such costs shall not include travel and entertainment expenses incurred in connection with “road shows”); producing, printing and delivering marketing materials and the “red herring” prospectus for the Fund; compensating registered representatives of Voya Investments Distributor, LLC for sales of Fund shares; compensating the members of the underwriting syndicate for the Fund’s closing; the Fund’s initial public offering, including the exercise of the underwriter’s over-allotment option; transitioning of assets resulting from sub-adviser changes, and conducting proxies (collectively, the “Covered Expenses”). The Sub-Adviser shall reimburse the Manager for 50.0% of Covered Expenses. The Manager shall provide to the Sub-Adviser reasonable proof of the amount incurred and that it is a Covered Expense and the Sub-Adviser shall provide reimbursement promptly after receipt of such proof.

8.  Marketing Materials.

(a)  During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees provided at Sub-Adviser’s direction, in connection with the Fund, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Manager’s right to object to such Marketing Materials is limited to the positions of such materials that expressly relate to the Manager and its affiliates, the Fund or the Sub-Adviser’s services regarding the Fund. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)  During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of the Fund, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

9.	Compliance.

(a)  The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written or electronic compliance procedures that are reasonably designed to comply with applicable regulatory requirements.

(b)  The Sub-Adviser agrees that it shall notify the Manager and the Fund as soon as reasonably possible (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund as soon as reasonably possible of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)  The Manager agrees that it shall notify the Sub-Adviser as soon as reasonably possible (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

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10.  Books and Records. The Fund and the Manager shall have access at all reasonable times and on reasonable notice to all records maintained by the Sub-Adviser. The Sub-Adviser agrees that it will surrender upon reasonable request to the Manager copies of records in its possession relating to the Fund or the services rendered by the Sub-Adviser relating to the Fund, provided that the Sub-Adviser shall keep the originals of such records to the extent necessary for the Sub-Adviser to comply with applicable laws, including Rule 31a-3 under the 1940 Act. The Sub-Adviser further agrees to preserve such records for such time periods as may be prescribed by Rule 31a-2 under the 1940 Act, provided that before disposing of any such records, Sub-Adviser will advise the Adviser and deliver the same to Manager if so requested.

11. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.

Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Fund all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the Agreement, except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Fund.

12. Non-Exclusivity. The services of the Sub-Adviser to the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

13. Prohibited Conduct. The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, except that such consultations are permitted between the current and successor sub-advisers of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

14. Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Fund concerning the Sub-Adviser or the Fund other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

15. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct in accordance with this Agreement any action hereunder taken on its behalf by the Sub-Adviser.

16. Liability. The management services provided by the Sub-Adviser are wholly for the account and risk of the Fund. Other than in the cases where such damage arises out of willful misfeasance, bad faith, or negligence in the performance of duties on the part of the Sub-Adviser, or by reason of its reckless disregard of obligations and duties under this Agreement, the Sub-Adviser is not responsible for any damage that the Fund, the Manager or any other party may suffer at any time, including damage resulting from reductions in value or losses and damage as a result of shortcomings of natural persons and legal entities that are not a party to this Agreement, other than employees or agents of the Sub-Adviser.

No party shall be liable for any losses caused by force majeure, riot, war or natural events due to other occurrences for which the party cannot be held responsible (e.g. administrative act of domestic or foreign high authorities).

17. Indemnification.

(a)  The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s activities pursuant to this Agreement, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

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(b)  Notwithstanding Section 16 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Fund which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished to the Sub-Adviser or any affiliated person of the Sub-Adviser by the Manager Indemnified Persons; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)  The Manager shall not be liable under Paragraph (a) of this Section 17 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)  The Sub-Adviser shall not be liable under Paragraph (b) of this Section 17 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

18.	Duration and Termination.

(a)  This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of the Fund, shall have approved this Agreement. This Agreement shall remain in full force and effect for two years from the effective date of this Agreement, subject to termination pursuant to

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this Agreement or termination otherwise by law, and continue on an annual basis thereafter with respect to the Fund covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund, or (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser without payment of any penalty, upon thirty (30) days’ written notice to the Fund and the Manager. After termination of this Agreement, the Manager and the Sub-Adviser will consult together on the proper completion of the services and transfer of the Sub-Adviser’s functions to the Manager or a third party; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager or the Fund becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

In the event of termination for any reason, all available records of the Fund for which the Agreement is terminated shall be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 10, 11, 14, 15, 16 and 17 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 18 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)  Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

Voya Global Advantage and Premium Opportunity Fund

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ 85258-2034

Attention: Huey P. Falgout, Jr.

If to the Manager:

Voya Investments, LLC

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ 85258-2034

Attention: Michael J. Roland.

If to the Sub-Adviser:

ING Investment Management Advisors B.V.

Schenkkade 65

2595 AS The Hague, The Netherlands

Attention: Head of International Clients

19.  Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

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20.  Use of Names.

(a)   It is understood that the name “Voya Investments, LLC.” or any trademark, trade name, service mark, or logo, or any variation of such trademark, service mark, or logo of the Manager or its affiliates, including but not limited to the mark “Voya™” (collectively, the “Voya Marks”) is the valuable property of the Manager and/or its affiliates, and that the Sub-Adviser has the right to use such Voya Marks only with the prior written consent of the Manager and only so long as the Sub-Adviser is a sub-adviser to the Fund and/or the Series. In the event that the Sub-Adviser is no longer the Sub-Adviser to the Fund and/or the Series, or upon the termination of the Investment Management Agreement between the Fund and the Manager without its replacement with another agreement, or the earlier request of the Manager, the Sub-Adviser shall, as soon as is reasonably possible, discontinue all use of the Voya Marks.

(b)   It is understood that the name “ING Investment Management Advisors B.V.,” or any trademark, trade name, service mark, or logo, or any variation of such trademark, trade name, service mark, or logo of the Sub-Adviser or its affiliates (collectively, the “ING Marks”) are the valuable property of the Sub-Adviser and its affiliates and that the Fund and/or the Series have the right to use such ING Marks in the names of the Series and in offering materials of the Fund only with the approval of the Sub-Adviser and only for so long as the Sub-Adviser is a sub-adviser to the Fund and/or the Series. In the event that the Sub-Adviser is no longer the Sub-Adviser to the Fund and/or the Series, or upon the termination of the Investment Management Agreement between the Fund and the Manager without its replacement with another agreement, or the earlier request of the Sub-Adviser, the Manager shall, as soon as is reasonably possible, discontinue all use of the ING Marks.

21.  Miscellaneous.

(a)   This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)   The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Investment Management Agreement.

(c)   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)   To the extent permitted under Section 18 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)    Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)    This Agreement may be executed in counterparts.

Voya Global Equity Dividend and Premium Opportunity Fund

AGREEMENT, effective as of [DATE], between Voya Investments, LLC, an Arizona limited liability company (the “Manager”), and ING Investment Management Advisors B.V., a subsidiary of ING Groep N.V., domiciled in The Hague, The Netherlands (the “Sub-Adviser”).

WHEREAS, Voya Global Equity Dividend and Premium Opportunity Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company;

WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust may offer shares of additional series in the future;

WHEREAS, pursuant to an Investment Management Agreement, effective as of November 18, 2014 (the “Investment Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Investment Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

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1.   Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the Trust and its series set forth on Schedule A hereto (together with the Trust, the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.   Sub-Adviser Duties. Subject to the supervision of the Trust’s Board of Trustees (the “Trustees” or the “Board”) and the Manager, the Sub-Adviser will provide a continuous investment program for the Series’ portfolio and determine in its discretion the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of the Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

(a)  The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Trust filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)   The Sub-Adviser will manage the Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)   The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Trust are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all solicitations with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization, unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Trust are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Trust. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)  In connection with the purchase and sale of securities for the Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(iv)  The Sub-Adviser will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

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(v)  The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of the Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)  The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in substantially the format as attached as Schedule B, as such format may change from time to time, for each month by the 10th business day of the following month.

(b)  The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on the Series of the Trust that contains the following information as of the immediately previous month’s end:

(i)   Composition of the assets of the Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series.

(ii)  Confirmation of the Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.

(c)  The Sub-Adviser will use reasonable efforts to make available to the Trust and the Manager, upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will use reasonable efforts to furnish to regulatory authorities having the requisite authority any information or reports in the possession of the Sub-Adviser in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(d)  The Sub-Adviser will provide reports substantially in the format as attached as Schedule C, as such format may change from time to time, to the Trust’s Trustees for consideration at meetings of the Trustees on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Trust’s Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(e)  With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives of the Fund as outlined in the prospectus, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent on behalf of the Fund or series of Funds, as the case may be, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent on behalf of the Fund or series of Funds, as the case may be, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase agreements and derivative master agreements (including but not limited to the ISDA Master Agreements, Credit Support Annexes, Collateral Account Control Agreements, Master Confirmation Agreements, Confirmations), including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Sub-Adviser acknowledges that it is obligated to negotiate terms and conditions that conform to the 1940 Act and all rules and regulations thereunder and are in the best interest of the Fund and its shareholders with respect to such documents. The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.  Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for the Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.

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The Sub-Adviser may select broker-dealers that participate in commission recapture programs that benefit the Trust, subject to the Sub-Adviser’s duty to obtain best execution. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Trust’s Trustees indicating the broker-dealers to which such allocations have been made and the basis therefore.

4.  Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.  Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations. Notwithstanding the terms of this Section 5, if the Trust is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Trust and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.  Compensation. For the services provided to the Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.

The fee will be prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Investment Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager.

7.	Marketing Materials.

(a)  During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees provided at Sub-Adviser’s direction, in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Manager’s right to object to such Marketing Materials is limited to the positions of such materials that expressly relate to the Manager and its affiliates, the Trust, the Series or the Sub-Adviser’s services regarding the Series. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)  During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of the Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.	Compliance.

(a)  The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written or electronic compliance procedures that are reasonably designed to comply with applicable regulatory requirements.

(b)  The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Trust has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Trust

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promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)  The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Trust has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.  Books and Records. The Trust and the Manager, or an investment adviser designated by the Manager, shall have access at all reasonable times and on reasonable notice to all records maintained by the Sub-Adviser. The Sub-Adviser agrees that it will surrender upon reasonable request to the Manager copies of records in its possession relating to the Series or the services rendered by the Sub-Adviser relating to the Series, provided that the Sub-Adviser shall keep the originals of such records to the extent necessary for the Sub-Adviser to comply with applicable laws, including Rule 31a-3 under the 1940 Act. The Sub-Adviser further agrees to preserve such records for such time periods as may be prescribed by Rule 31a-2 under the 1940 Act, provided that before disposing of any such records, Sub-Adviser will advise the Adviser and deliver the same to Manager if so requested.

10. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the agreement, except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Trust.

11. Non-Exclusivity. The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

12. Prohibited Conduct. The Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

13. Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

14. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct in accordance with this agreement any action hereunder taken on its behalf by the Sub-Adviser.

15. Liability. The management services provided by the Sub-Adviser are wholly for the account and risk of the Trust. Other than in the cases where such damage arises out of willful misfeasance, bad faith, or negligence in the performance of duties on the part of the Sub-Adviser, or by reason of its reckless disregard of obligations and duties under this agreement, the Sub-Adviser is not responsible for any damage that the Series, the Trust, the Manager or any other party may suffer at any time, including damage resulting from reductions in value or losses and damage as a result of shortcomings of natural persons and legal entities that are not a party to this agreement, other than employees or agents of the Sub-Adviser.

No party shall be liable for any losses caused by force majeure, riot, war or natural events due to other occurrences for which the party cannot be held responsible (e.g. administrative act of domestic or foreign high authorities).

16. Indemnification.

(a)   The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s activities pursuant to this agreement, arising out of the Manager’s responsibilities to the Trust which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action

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or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)   Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished to the Sub-Adviser or any affiliated person of the Sub-Adviser by the Manager Indemnified Persons; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)   The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)   The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any

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legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

17.	Duration and Termination.

(a)   This Agreement shall become effective on the date first indicated above, subject to the condition that the Trust’s Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of the Series, shall have approved this Agreement. This Agreement shall remain in full force and effect for two years from the effective date of this Agreement, subject to termination pursuant to this agreement or termination otherwise by law, and continue on an annual basis thereafter with respect to the Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series, or (b) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to the Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, by the Trust’s Trustees or a majority of the outstanding voting securities of the Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser at any time without payment of any penalty upon three (3) months’ written notice unless the Trust or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager or the Trust becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this agreement.

In the event of termination for any reason, all available records of the Series for which the Agreement is terminated shall be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)   Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

Voya Global Equity Dividend and Premium Opportunity Fund

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

Attention: Huey P. Falgout, Jr.

If to the Manager:

Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034 USA

Attention: Michael J. Roland

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If to the Sub-Adviser:

ING Investment Management Advisors B.V.

Prinses Beatrixlaan 15

The Hague, The Netherlands

Attention: Head of International Clients

18. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

19. Use of Names.

(a)   It is understood that the name “Voya Investments, LLC.” or any trademark, trade name, service mark, or logo, or any variation of such trademark, service mark, or logo of the Manager or its affiliates, including but not limited to the mark “Voya™” (collectively, the “Voya Marks”) is the valuable property of the Manager and/or its affiliates, and that the Sub-Adviser has the right to use such Voya Marks only with the prior written consent of the Manager and only so long as the Sub-Adviser is a sub-adviser to the Trust and/or the Series. In the event that the Sub-Adviser is no longer the Sub-Adviser to the Trust and/or the Series, or upon the termination of the Investment Management Agreement between the Trust and the Manager without its replacement with another agreement, or the earlier request of the Manager, the Sub-Adviser shall, as soon as is reasonably possible, discontinue all use of the Voya Marks.

(b)   It is understood that the name “ING Investment Management Advisors B.V.,” or any trademark, trade name, service mark, or logo, or any variation of such trademark, trade name, service mark, or logo of the Sub-Adviser or its affiliates (collectively, the “ING Marks”) are the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Series have the right to use such ING Marks in the names of the Series and in offering materials of the Trust only with the approval of the Sub-Adviser and only for so long as the Sub-Adviser is a sub-adviser to the Trust and/or the Series. In the event that the Sub-Adviser is no longer the Sub-Adviser to the Trust and/or the Series, or upon the termination of the Investment Management Agreement between the Trust and the Manager without its replacement with another agreement, or the earlier request of the Sub-Adviser, the Manager shall, as soon as is reasonably possible, discontinue all use of the ING Marks.

20.	Miscellaneous.

(a)  This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)  The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Investment Management Agreement.

(c)  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(e)  Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(f)   This agreement may be executed in counterparts.

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Appendix E: Form of Proposed IIMA Sub-Sub-Advisory Agreement

Voya International High Dividend Equity Income Fund

AGREEMENT, effective as of [DATE], between Voya Investment Management Co. LLC, a Delaware limited liability company (the “Sub-Adviser”), and ING Investment Management Advisors B.V., a subsidiary of ING Groep N.V. domiciled in The Hague, The Netherlands (the “Sub-Sub-Adviser”) (the “Agreement”).

WHEREAS, Voya International High Dividend Equity Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, management investment company; and

WHEREAS, pursuant to a Sub-Advisory Agreement, effective as of November 18, 2014 (the “Sub-Advisory Agreement”), a copy of which has been provided to the Sub-Sub-Adviser, Voya Investments, LLC, the Fund’s Adviser (the “Adviser”), has retained the Sub-Adviser to render advisory and management services with respect to the Fund; and

WHEREAS, pursuant to authority granted to the Sub-Adviser in the Sub-Advisory Agreement, the Sub-Adviser wishes to retain the Sub-Sub-Adviser to furnish investment advisory services to the Fund, and the Sub-Sub-Adviser is willing to furnish such services to the Fund.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Sub-Adviser and the Sub-Sub-Adviser as follows:

1.  Appointment. The Sub-Adviser hereby appoints the Sub-Sub-Adviser to act as an investment adviser and manager to the Fund for the periods and on the terms set forth in this Agreement. The Sub-Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Sub-Adviser is directed by the Sub-Adviser to provide investment advisory services.

2.  Sub-Sub-Adviser Duties. Subject to the supervision of the Fund’s Board of Trustees; the Adviser and the Sub-Adviser, the Sub-Sub-Adviser will provide a continuous investment program for the assets of the Fund’s portfolio apportioned to the Sub-Sub-Adviser and determine in its discretion the composition of the assets of the Fund’s portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of the Fund, the Sub-Sub-Adviser shall make decisions for the Fund as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Fund. The Sub-Sub-Adviser will provide the services under this Agreement in accordance with the Fund’s investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be sent to the Sub-Sub-Adviser by the Sub-Adviser prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Sub-Adviser further agrees as follows:

(a)  The Sub-Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Sub-Adviser has received a copy, and with the Sub-Adviser’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Sub-Adviser and agreed to by the Sub-Sub-Adviser. In carrying out its duties under the Sub-Sub-Adviser Agreement, the Sub-Sub-Adviser will comply with the following policies and procedures:

(i)   The Sub-Sub-Adviser will manage the Fund so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)  The Sub-Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Fund are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Sub-Adviser retains responsibility to vote or abstain from voting all solicitations with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization, unless the Sub-Adviser gives the Sub-Sub-Adviser written instructions to the contrary. The Sub-Sub-Adviser will immediately forward any proxy it receives on behalf of the Fund solicited by or with respect to the issuers of securities in which assets of the Fund are invested to the Sub-Adviser or to any agent of the Sub-Adviser designated by the Sub-Adviser in writing.

The Sub-Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Sub-Adviser and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Fund are invested. Upon request, the Sub-Sub-Adviser will submit a voting recommendation to the Sub-Adviser for such proxies. In making such recommendations, the Sub-Sub-Adviser shall use its good faith judgment to act in the best interest of the Fund. The Sub-Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation.

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(iii)  In connection with the purchase and sale of securities for the Fund, the Sub-Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Fund on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Fund. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)  The Sub-Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Fund for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Sub-Adviser. The parties acknowledge that the Sub-Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

(v)   The Sub-Sub-Adviser will provide the Sub-Adviser, no later than the 10th business day following the end of the Fund’s semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Sub-Adviser) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)  A complete written compliance checklist, in a form provided by the Sub-Adviser, will be delivered to the Sub-Adviser for each month by the 10th business day of the following month.

(b)  The Sub-Sub-Adviser will use reasonable efforts to make available to the Fund and the Sub-Adviser, promptly upon request, any of the Fund’s investment records and ledgers maintained by the Sub-Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Sub-Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Fund which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(c)  The Sub-Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for the Fund and the issuers and securities represented in the Fund’s portfolio, and will furnish the Fund’s Board of Trustees with respect to the Fund such periodic and special reports as the Trustees and the Sub-Adviser may reasonably request.

(d)  With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts and options on futures contracts (“futures”), which are permitted to be made by the Sub-Sub-Adviser in accordance with this Agreement and the investment objectives of the Fund as outlined in the prospectus and/or the most recent annual and semi-annual report, the Sub-Adviser hereby authorizes and directs the Sub-Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent on behalf of the Fund or series of Funds, as the case may be, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent on behalf of the Fund or series of Funds, as the case may be, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase agreements and derivative master agreements (including but not limited to the ISDA Master Agreements, Credit Support Annexes, Collateral Account Control Agreements, Master Confirmation Agreements, Confirmations), including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Sub-Sub-Adviser acknowledges that it is obligated to negotiate terms and conditions that conform to the 1940 Act and all rules and regulations thereunder and are in the best interest of the Fund and its shareholders with respect to such documents. The Sub-Adviser acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Sub-Adviser for such investment purposes.

3.  Broker-Dealer Selection. The Sub-Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for the Fund’s portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Sub-Adviser, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund’s Board of Trustees or Sub-Adviser may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer for effecting a portfolio investment transaction

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in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Sub-Adviser’s or the Sub-Adviser’s overall responsibilities with respect to the Fund and to their respective other clients as to which they exercise investment discretion. The Sub-Sub-Adviser will consult with the Sub-Adviser to the end that portfolio transactions on behalf of the Fund are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Sub-Adviser. To the extent consistent with these standards, the Sub-Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to the Sub-Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Fund, the Sub-Sub-Adviser, or an affiliate of the Sub-Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Sub-Adviser shall determine consistent with the above standards, and the Sub-Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Disclosure about Sub-Sub-Adviser. The Sub-Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Sub-Adviser or information relating, directly or indirectly, to the Sub-Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Sub-Adviser will provide the Sub-Adviser with a copy of the Sub-Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.  Expenses. During the term of this Agreement, the Sub-Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Sub-Adviser, the Sub-Sub-Adviser will reimburse the Fund and/or the Sub-Adviser for the cost of preparing, printing and distributing such supplement, unless the Sub-Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation. The Adviser or the Fund shall be responsible for all the expenses of the Fund’s operations.

6.  Compensation. For the services provided to the Fund, the Sub-Adviser will pay the Sub-Sub-Adviser an annual fee equal to the amount specified for the Fund on Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Sub-Advisory Agreement, the Sub-Adviser is solely responsible for the payment of fees to the Sub-Sub-Adviser, and the Sub-Sub-Adviser agrees to seek payment of its fees solely from the Sub-Adviser; provided, however, that if the Fund fails to pay the Sub-Adviser all or a portion of the management fee under said Sub-Advisory Agreement when due, and the amount that was paid is insufficient to cover the Sub-Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Sub-Advisory Agreement and the Sub-Adviser will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.  Expense Sharing. The Sub-Sub-Adviser hereby agrees to reimburse the Sub-Adviser for the following costs incurred in connection with the Fund: all expenses or costs not ultimately borne by the Fund incurred in connection with creating and ongoing organization of the Fund and the Series to which the Sub-Adviser acts as investment adviser and manager; registering its shares for initial public offering; listing its shares on the New York Stock Exchange; preparing for and conducting the “road shows” to obtain indications of interest; producing, printing and delivering marketing materials and the “red herring” prospectus for the Fund; compensating registered representatives of Voya Investments Distributor, LLC (formerly, ING Funds Distributor, LLC) for sales of Fund shares; compensating the members of the underwriting syndicate for the Fund’s closing; and the Fund’s initial public offering, including the exercise of the underwriter’s over-allotment option; transitioning of assets resulting from sub-sub-adviser changes, and conducting proxies (collectively, the “Covered Expenses”). The Sub-Sub-Adviser shall reimburse the Sub-Adviser for 57.0% of Covered Expenses. The Sub-Adviser shall provide to the Sub-Sub-Adviser reasonable proof of the amount incurred and that it is a Covered Expense and the Sub-Sub-Adviser shall provide reimbursement promptly after receipt of such proof.

8.	Marketing Materials.

(a)  During the term of this Agreement, the Sub-Sub-Adviser agrees to furnish the Sub-Adviser at its principal office for prior review and approval by the Sub-Adviser all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Fund, and Sub-Sub-Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)  During the term of this Agreement, the Sub-Adviser agrees to furnish the Sub-Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of the

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Fund, or the public that refer to the Sub-Sub-Adviser in any way, prior to the use thereof, and the Sub-Adviser shall not use any such materials if the Sub-Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Sub-Adviser, its services and its clients. The Sub-Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

9.	Compliance.

(a)  The Sub-Sub-Adviser agrees to use reasonable compliance techniques as the Sub-Adviser or the Board of Trustees may adopt, including any written or electronic compliance procedures that are reasonably designed to comply with applicable regulatory requirements.

(b)  The Sub-Sub-Adviser agrees that it shall promptly notify the Sub-Adviser and the Fund (i) in the event that the SEC has censured the Sub-Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Sub-Adviser further agrees to notify the Sub-Adviser and the Fund promptly of any material fact known to the Sub-Sub-Adviser respecting or relating to the Sub-Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Fund), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)  The Sub-Adviser agrees that it shall promptly notify the Sub-Sub-Adviser (i) in the event that the SEC has censured the Sub-Adviser or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Sub-Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

10. Books and Records. The Sub-Sub-Adviser hereby agrees that all records which it maintains for the Fund may be the property of the Fund and further agrees to promptly make available to the Fund any of such records upon the Fund’s or the Sub-Adviser’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act. The Sub-Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

11. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Sub-Adviser and the Sub-Sub-Adviser, and the Sub-Adviser shall treat as confidential and use only in connection with the Fund all information furnished to the Fund or the Sub-Adviser by the Sub-Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Sub-Adviser or the Sub-Adviser, or if available from a source other than the Sub-Adviser, Sub-Sub-Adviser or the Fund.

12. Non-Exclusivity. The services of the Sub-Sub-Adviser to the Fund are not to be deemed to be exclusive, and the Sub-Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

13. Representations Respecting Sub-Sub-Adviser. The Sub-Adviser agrees that neither the Sub-Adviser, nor affiliated persons of the Sub-Adviser, shall give any information or make any representations or statements in connection with the sale of shares of the Fund concerning the Sub-Sub-Adviser or the Fund other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Sub-Adviser, except with the prior permission of the Sub-Sub-Adviser.

14. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Sub-Adviser.

15. Liability. The management services provided by the Sub-Sub-Adviser are wholly for the account and risk of the Fund. Other than in the cases where such damage arises out of willful misfeasance, bad faith, or negligence in the performance of duties on the part of the Sub-Sub-Adviser, or by reason of its reckless disregard of obligations and duties under this agreement, the Sub-Sub-Adviser is not responsible for any damage that the Fund, the Sub-Adviser or any other party may suffer at any time, including damage resulting from reductions in value or losses and damage as a result of shortcomings of natural persons and legal entities that are not a party to this agreement, or other employees or agents of the Sub-Sub-Adviser.

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No party shall be liable for any losses caused by force majeure, riot, war or natural events due to other occurrences for which the party cannot be held responsible (e.g. administrative act of domestic or foreign high authorities).

16.	Indemnification.

(a)   The Sub-Adviser agrees to indemnify and hold harmless the Sub-Sub-Adviser, any affiliated person of the Sub-Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Sub-Adviser (all of such persons being referred to as “Sub-Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities to the Fund which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser or the Fund or to any affiliated person of the Sub-Adviser by a Sub-Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)   Notwithstanding Section 15 of this Agreement, the Sub-Sub-Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and any controlling person of the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Sub-Adviser’s responsibilities as Sub-Sub-Adviser of the Fund which (1) may be based upon the Sub-Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished to the Sub-Sub-Adviser, or any affiliated person of the Sub-Sub-Adviser by the Sub-Adviser Indemnified Persons; provided, however, that in no case shall the indemnity in favor of a Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. The Sub-Adviser agrees that it shall promptly notify the Sub-Sub-Adviser of any material changes in the Registration Statement of the Fund.

(c)   The Sub-Adviser shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Sub-Adviser Indemnified Person unless such Sub-Sub-Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Sub-Adviser Indemnified Person (or after such Sub-Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Sub-Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Sub-Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Sub-Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent the Sub-Adviser and the Sub-Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Sub-Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Sub-Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Sub-Sub-Adviser Indemnified Person. The Sub-Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Sub-Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Sub-Adviser Indemnified Person. A Sub-Sub-Adviser Indemnified Person shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser unless the Sub-Adviser has failed to provide a defense in accordance with the provisions hereof.

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(d)   The Sub-Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Sub-Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Sub-Adviser of any such claim shall not relieve the Sub-Sub-Adviser from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Sub-Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Sub-Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Sub-Adviser to represent both the Sub-Sub-Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Sub-Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Sub-Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Sub-Sub-Adviser and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Sub-Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person. A Sub-Adviser Indemnified Person shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Sub-Adviser unless the Sub-Sub-Adviser has failed to provide a defense in accordance with the provisions hereof.

17.	Duration and Termination.

(a)  This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Sub-Adviser or the Sub-Sub-Adviser, and the shareholders of the Fund, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect for two years from the effective date of this Agreement, subject to termination pursuant to this Agreement or termination otherwise by law, and continue on an annual basis thereafter with respect to the Fund covered by this Agreement; provided that such annual continuance is specifically approved each year by (i) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund covered by this Agreement: (i) by the Sub-Adviser at any time, upon sixty (60) days’ written notice to the Sub-Sub-Adviser and the Fund, (ii) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Sub-Adviser and the Sub-Sub-Adviser, or (iii) by the Sub-Sub-Adviser at any time without payment of penalty upon three (3) months’ written notice unless the Fund or the Sub-Adviser requests additional time to find a replacement for the Sub-Sub-Adviser, in which case the Sub-Sub-Adviser shall allow the additional time requested by the Fund or Sub-Adviser not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Sub-Adviser and the Fund, in the event either the Sub-Sub-Adviser (acting in good faith) or the Sub-Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Sub-Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Sub-Adviser does not receive compensation for its services from the Sub-Adviser or the Fund as required by the terms of this Agreement.

In the event of termination for any reason, all records of the Fund for which the Agreement is terminated shall promptly be returned to the Sub-Adviser or the Fund, free from any claim or retention of rights in such record by the Sub-Sub-Adviser, although the Sub-Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 10, 11, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

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(b)  Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

Voya International High Dividend Equity Income Fund

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ 85258-2034

Attention: Chief Counsel

If to the Sub-Adviser:

Voya Investment Management Co. LLC

One Orange Way, C1-N

Windsor, CT 06095

Attention: Carolyn Augur Birbara, Legal Department

With a copy to:

Voya Investment Management Co. LLC

230 Park Avenue

New York, NY 10169

Attention: General Counsel

If to the Sub-Sub-Adviser:

ING Investment Management Advisors B.V.

Schenkkade 65

2595 AS The Hague, The Netherlands

Attention: Head of International Clients

18. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

19.	Miscellaneous.

(a)   This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)   The Sub-Adviser and the Sub-Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Sub-Adviser acknowledges that the Sub-Sub-Adviser enjoys the rights of a third party beneficiary under the Sub-Advisory Agreement.

(c)   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)   To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)    Nothing herein shall be construed as constituting the Sub-Sub-Adviser as an agent or co-partner of the Sub-Adviser, or constituting the Sub-Adviser as an agent or co-partner of the Sub-Sub-Adviser.

(g)   This Agreement may be executed in counterparts.

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Appendix F: Sub-Advisory and Sub-Sub Advisory Agreement Information

The following tables set forth the date the current sub-advisory or sub-sub-advisory agreement was last approved by shareholders, the sub- advisory and sub-sub-advisory fee schedule, and the amount of the sub-advisory fees and sub-sub-advisory fees paid to IIMA for the fiscal year ending February 28, 2014.

Fund	Date Approved by Shareholders	Annual Sub-Advisory Fee (as a percentage of average daily Managed Assets* allocated to the Sub-Adviser)	Sub-Advisory Fees Paid ($)
IAE	05/06/13	0.65%	1,179,634
IHD	07/05/13	0.575%	1,474,194
IGA	05/06/13	0.3750%	898,112
IGD	07/05/13	0.69%	6,653,648

Fund	Date Approved by Shareholders	Annual Sub-Sub-Advisory Fee (as a percentage of average daily Managed Assets* allocated to the Sub-Sub-Adviser)	Sub-Sub- Advisory Fees Paid ($)
IID	09/03/13	0.57%	688,936

* Managed Assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares).

55

Appendix G: Compensation Paid to IIMA by Investment Companies with Similar Investment Objectives

The following tables set forth the sub-advisory or sub-sub-advisory fee rate paid to IIMA and the assets under management of each registered investment company with an investment objective similar to the investment objectives of the Funds. The information is as of each registered investment company’s most recently completed fiscal year for which such information is publicly available.

Total Return through Income, Capital Gains and Capital Appreciation

Fund/Portfolio	Contractual Sub-Advisory or Sub-Sub-Advisory Fee Rate	Net Assets ($)
Voya Asia Pacific High Dividend Equity Income Fund	0.65%	168,760,327
Voya Emerging Markets High Dividend Equity Fund	0.575%	224,220,005
Voya Emerging Markets Equity Dividend Fund	0.50% on the first $100 million; 0.45% on the next $150 million; and 0.40% thereafter	24,509,088

Income, with Capital Appreciation as a Secondary Objective

Fund/Portfolio	Contractual Sub-Advisory or Sub-Sub-Advisory Fee Rate	Net Assets ($)
Voya Global Advantage and Premium Opportunity Fund	0.3750%	240,301,275
Voya Global Equity Dividend and Premium Opportunity Fund	0.69%	979,928,884

Voya International High Dividend Equity Income Fund

Fund/Portfolio	Contractual Sub-Advisory or Sub-Sub-Advisory Fee Rate	Net Assets ($)
None	N/A	N/A
56

Appendix H: Beneficial Ownership as of the Record Date

The following table provides information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of such Fund’s outstanding shares as of the Record Date.

Fund	Name and Address of Shareholder	Shares Held	Percentage of Fund
IAE	Cede & Co, New York, NY 10274	12,646,086	99.96%
IGA	Cede & Co, New York, NY 10274	18,344,056	99.95%
IGD	Cede & Co, New York, NY 10274	97,436,584	99.88%
IHD	Cede & Co, New York, NY 10274	19,531,464	99.96%
IID	Cede & Co, New York, NY 10274	8,393,937	99.88%

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7337 East DoublEtrEE ranch roaD suItE 100 scottsDalE, arIzona 85258-20343 EASY WAYS TO VOTE YOUR PROXY VOTE bY PhOnE: Call toll-free 1-877-907-7646 and follow the recorded instructions.VOTE On ThE InTERnET: Log on to Proxyvote.com and follow the on-line directions.VOTE bY MAIl: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A SPECIAl MEETInG OF ShAREhOlDERS TO bE hElD On FEbRUARY 10, 2015.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:M79254-S25090KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYThE bOARD OF TRUSTEES RECOMMEnDS A VOTE "FOR" ThE FOllOWInG PROPOSAl:1. To approve a new sub-advisory agreement between Voya Investments, LLC and ING Investment Management Advisors B.V. with respect to the Fund, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the NN Group Separation Plan.For Against Abstain! ! !To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy ballot.Please vote, date and sign this Proxy ballot and return it promptly in the enclosed envelope.This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on February 10, 2015. The Proxy Statement for the Special Meeting and the notice of the Meeting are available at WWW.PROXYVOTE.COM/VOYA.M79255-S25090ThIS PROXY IS SOlICITED On bEhAlF OF ThE bOARD OF TRUSTEESThe undersigned hereby appoint(s) huey P. Falgout, Jr., Theresa K. Kelety and Todd Modic, or any one or all of them, proxies, with full power of substitution, to vote all shares of the reverse-referenced Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on February 10, 2015, at 1:00 PM, local time, and at any adjournment(s) or postponement(s) thereof.This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposal.PlEASE SIGn AnD DATE On ThE REVERSE SIDE.

7337 East DoublEtrEE ranch roaD suItE 100 scottsDalE, arIzona 85258-20343 EASY WAYS TO VOTE YOUR PROXY VOTE bY PhOnE: Call toll-free 1-877-907-7646 and follow the recorded instructions.VOTE On ThE InTERnET: Log on to Proxyvote.com and follow the on-line directions.VOTE bY MAIl: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A SPECIAl MEETInG OF ShAREhOlDERS TO bE hElD On FEbRUARY 10, 2015.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:M79256-S25090KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYThE bOARD OF TRUSTEES RECOMMEnDS A VOTE "FOR" ThE FOllOWInG PROPOSAl:1. To approve a new sub-sub-advisory agreement between Voya Investment Management Co. and ING Investment Management Advisors B.V. with respect to Voya International High Dividend Equity Income Fund, and to approve, under certain circumstances, any future sub- sub-advisory agreements prompted by Change of Control Events that occur as part of the NN Group Separation Plan.For Against Abstain! ! !To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy ballot.Please vote, date and sign this Proxy ballot and return it promptly in the enclosed envelope.This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on February 10, 2015. The Proxy Statement for the Special Meeting and the notice of the Meeting are available at WWW.PROXYVOTE.COM/VOYA.M79257-S25090ThIS PROXY IS SOlICITED On bEhAlF OF ThE bOARD OF TRUSTEESThe undersigned hereby appoint(s) huey P. Falgout, Jr., Theresa K. Kelety and Todd Modic, or any one or all of them, proxies, with full power of substitution, to vote all shares of the reverse-referenced Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on February 10, 2015, at 1:00 PM, local time, and at any adjournment(s) or postponement(s) thereof.This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposal.PlEASE SIGn AnD DATE On ThE REVERSE SIDE.